UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

TRIO PETROLEUM CORP.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION – DATED JUNE 21, 2024

TRIO PETROLEUM CORP.

5401 Business Park South

Suite 115

Bakersfield, CA 93309

Telephone: (661) 324-3911

                , 2024

Dear Fellow Stockholders:

On behalf of the board of directors (“Board of Directors”) of Trio Petroleum Corp., I cordially invite you to attend the 2024 annual meeting of stockholders (the “Annual Meeting”) of Trio Petroleum Corp., which will be held virtually via the internet, commencing at 11:00 a.m. Eastern Time on August 15, 2024. In order to attend the meeting, you must log on to www.virtualshareholdermeeting.com/TPET2024/ and enter the 16-digit control number included in our Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:

1.	To elect two (2) Class I directors each to serve for a three-year term that expires at the 2027 Annual Meeting of Stockholders, or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal;
2.	To approve an amendment to our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split (the “Reverse Stock Split”) of our outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”), if deemed necessary by our Board of Directors, by a ratio of not less than one-for-five (1:5) and not more than one-for-twenty (1:20), with the exact ratio to be set at a whole number within this range as determined by our board of directors (“Board of Directors”) in its sole discretion;
3.	To approve an amendment to Sections 5(a) and 5(b) of the Company’s 2022 Equity Incentive Plan (the “2022 Plan”) to (i) increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2022 Plan from 4,000,000 shares of common stock to 10,000,000 shares of common stock and (ii) increase the maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options under the 2022 Plan from 4,000,000 shares of common stock to 10,000,000 shares of common stock;
4.	To ratify the appointment of Bush & Associates CPA LLC as our independent registered public accounting firm for the year ending October 31, 2024; and
5.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

To all stockholders of record at the close of business on June 18, 2024, attached to this letter are a Notice of Annual Meeting of Stockholders and the Proxy Statement, which describe the business to be conducted at the Annual Meeting.

Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the Annual Meeting, whether or not you plan to attend the Annual Meeting. Please vote by phone, electronically over the Internet or via mail by returning your signed proxy card in the envelope provided.

On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

Sincerely,

Name:	Michael L. Peterson
Title:	Chief Executive Officer

TRIO PETROLEUM CORP.

5401 Business Park South

Suite 115

Bakersfield, CA 93309

Telephone: (661) 324-3911

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Virtual Meeting Only – No Physical Location

TO BE HELD ON AUGUST 15, 2024

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Trio Petroleum Corp., a Delaware corporation (“we”, “us”, “our” or similar terminology), will be held on August 15, 2024, at 11:00 a.m. Eastern Time. The Annual Meeting will be held as a virtual meeting, for the following purposes:

1.	To elect two (2) Class I directors each to serve for a three-year term that expires at the 2027 Annual Meeting of Stockholders, or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal;

2.	To approve an amendment to our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to effect a reverse stock split (the “Reverse Stock Split”) of our outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”), if deemed necessary by our board of directors (“Board of Directors”) by a ratio of not less than one-for-five (1:5) and not more than one-for-twenty (1:20), with the exact ratio to be set at a whole number within this range as determined by our Board of Directors in its sole discretion;

3.	To approve amendments to Sections 5(a) and 5(b) of the Company’s 2022 Equity Incentive Plan (the “2022 Plan”) to (i) increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2022 Plan from 4,000,000 shares of common stock to 10,000,000 shares of common stock and (ii) increase the maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options under the 2022 Plan from 4,000,000 shares of common stock to 10,000,000 shares of common stock;

4.	To ratify the appointment of Bush & Associates CPA LLC as our independent registered public accounting firm for the year ending October 31, 2024; and

5.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

These items of business for the Annual Meeting are described in the accompanying Proxy Statement that follows this notice. Holders of record of our Common Stock as of the close of business on June 18, 2024 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof.

The Annual Meeting will be held as a virtual meeting via live webcast on the Internet on August 15, 2024, at 11:00 a.m. Eastern Time. Because the Annual Meeting is completely virtual and being conducted via the Internet, stockholders will not be able to attend the Annual Meeting in person. You will be able to attend the Annual Meeting, vote, and submit your questions on the day of the Annual Meeting via the Internet by visiting www.virtualshareholdermeeting.com/TPET2024/ and entering the 16-digit control number included on your proxy card. The unique control number allows us to identify you as a stockholder and will enable you to securely log on and vote during the Annual Meeting on the meeting website. Stockholders of record will not be able to ask questions online during the Annual Meeting. If you would like to submit a question prior to the Annual Meeting, please visit www.ProxyVote.com with your 16-digit control number and use the Questions for Management feature on the site.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on August 15, 2024: The accompanying Proxy Statement, along with our Annual Report on Form 10-K for the fiscal year ended October 31, 2023 and Amendment No. 1 to our Annual Report on Forn 10-K/A for the fiscal year ended October 31, 2023 (collectively, the “2023 Annual Report”), are available at ProxyVote.com.

We will mail to our stockholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials containing instructions on how to access the accompanying Proxy Statement and our 2023 Annual Report via the Internet and how to vote online or by mail with a completed proxy card or by phone. The Notice of Internet Availability of Proxy Materials and the Proxy Statement also contain instructions on how you can receive a paper or electronic copy of the proxy materials. If you elect to receive a paper or electronic copy of our proxy materials, our 2023 Annual Report will be sent to you along with the accompanying Proxy Statement.

This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about                     , 2024.

Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, we encourage you to vote promptly. You may vote by mailing a completed proxy card, by phone or the Internet.

By Order of the Board of Directors,

Name:	Michael L. Peterson
Title:	Chief Executive Officer

Bakersfield, CA

                   , 2024

TRIO PETROLEUM CORP.

5401 Business Park South

Suite 115

Bakersfield, CA 93309

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 15, 2024

This proxy statement (the “Proxy Statement”) and our Annual Report on Form 10-K for the fiscal year ended October 31, 2023 (the “Form 10-K”) and Amendment No. 1 to our Annual Report on Form 10-K/A for the fiscal year ended October 31, 2023 (the Form 10-K/A and collectively with the Form 10-K, the “ 2023 Annual Report”) are being furnished by and on behalf of the board of directors (the “Board” or the “Board of Directors”) of Trio Petroleum Corp. (the “Company,” “Corporation,” “Trio,” “TPET,” “we,” “us,” or “our”), in connection with our 2024 annual meeting of stockholders (the “Annual Meeting”). This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about          , 2024.

NOTICE OF ELECTRONIC AVAILABILITY OF PROXY MATERIALS

On or about            , 2024, we will mail to our stockholders of record at the close of business on June 18, 2024 (“Record Date”) a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access proxy materials via the Internet and how to vote online. The proxy materials are available at ProxyVote.com. As a result, you will not receive paper copies of the proxy materials unless you request one. All stockholders are able to access the proxy materials on the website referred to in the Notice and in this Proxy Statement and to request to receive a set of the proxy materials by mail or electronically, in either case, free of charge. If you would like to receive a paper or electronic copy of our proxy materials, you should follow the instructions for requesting such materials in this Proxy Statement.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

QUESTIONS AND ANSWERS

Why am I receiving these proxy materials?

You are receiving this Proxy Statement and proxy card from the Company because, at the close of business on June 18, 2024, the Record Date, you were a holder of record of shares of Common Stock of the Company. This Proxy Statement describes the matters that will be presented for your consideration at the Annual Meeting. It also gives you information concerning the matters to assist you in making an informed decision.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:

●	Proposal No. 1: To elect two (2) Class I directors each to serve for a three-year term that expires at the 2027 Annual Meeting of Stockholders, or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. This proposal is referred to as the “Director Election Proposal.”

●	Proposal No. 2: To approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our outstanding shares of Common Stock, if deemed necessary by our Board of Directors, by a ratio of not less than one-for-five (1:5) and not more than one-for-twenty (1:20), with the exact ratio to be set at a whole number within this range as determined by our Board of Directors in its sole discretion. This proposal is referred to as the “Reverse Stock Split Proposal.”

●	Proposal No. 3: To approve amendments to Sections 5(a) and 5(b) of the Company’s 2022 Equity Incentive Plan (the “2022 Plan”) to (i) increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2022 Plan from 4,000,000 shares of common stock to 10,000,000 shares of common stock and (ii) increase the maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options under the 2022 Plan from 4,000,000 shares of common stock to 10,000,000 shares of common stock. This proposal is referred to as the “2022 Plan Amendments Proposal.”

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●	Proposal No. 4: To ratify the appointment of Bush & Associates CPA LLC (“Bush & Associates”) as our independent registered public accounting firm for the year ending October 31, 2024. This proposal is referred to as the “Auditor Ratification Proposal.”

●	Proposal No. 5: To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof. This proposal is referred to as the “Adjournment Proposal.”

In addition, at their discretion, the proxies if designated as such are authorized to vote upon such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

What does it mean if I receive more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope or via email.

Who is entitled to vote at the Annual Meeting?

Holders of record of shares of our common stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were 50,328,328 shares of our Common Stock issued and outstanding and entitled to vote. Each share of our Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.

What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of our stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum. If you sign and return your paper proxy card via mail or email, or authorize a proxy to vote electronically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.

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Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.

What are “broker non-votes”?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

If you do not provide voting instructions to your broker and the broker has indicated that it does not have discretionary authority to vote on a particular proposal, your shares will be considered “broker non-votes” with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum but generally will not be considered as entitled to vote with respect to a particular proposal. Broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires the affirmative vote of a majority of the shares present and entitled to vote.

Under the rules of various national and regional securities exchanges interpretations that govern broker non-votes, Proposal Nos. 1, 2 and 3 are considered non-routine matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Proposal No. 4 is considered a routine matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present or represented at the scheduled time of the Annual Meeting, (i) the chair of the Annual Meeting (the “Chair”) or (ii) a majority in voting power of the stockholders entitled to at the Annual Meeting, present in person or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

How do I vote my shares without attending the Annual Meeting?

We ask that stockholders vote by proxy even if they plan to attend the Annual Meeting. If you are a stockholder of record, there are three ways to vote by proxy:

●	by Phone — call the toll-free number 1-800-690-6903 and follow the instructions on your proxy card and the recorded telephone instructions; or

●	by Internet — Following the instructions on the Notice or the proxy card, which you may have received by mail, you can vote by Internet, prior to or at the Annual Meeting before the polls close; or

●	by Mail — You can vote by mail by signing, dating and mailing the proxy card using the return envelope, which you may have received by mail.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on August 14, 2024.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.

How can I attend and vote at the Annual Meeting?

The Annual Meeting will be conducted virtually via live webcast available at www.virtualshareholdermeeting.com/TPET2024/. You are entitled to participate in the Annual Meeting if you were a stockholder on June 18, 2024, which is the Record Date, or hold a valid proxy for the Annual Meeting.

To be admitted to the Annual Meeting via live webcast, you must enter the 16-digit control number found next to the label “Control Number” on your proxy card. If you do not have your 16-digit control number, you will be able to login as a guest but will not be able to vote your shares or ask questions during the Annual Meeting.

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You may begin to log in to the meeting platform beginning at 10:45 a.m., Eastern Time, on August 15, 2024. The Annual Meeting will begin promptly at 11:00 a.m., Eastern Time, on August 15, 2024.

Will I be able to ask questions at the Annual Meeting?

We will not have a segment for stockholder questions during the Annual Meeting. Questions can only be submitted prior to the Annual Meeting until August 14, 2024 at 11:59 p.m. Eastern Time. Questions can be submitted prior to the Annual Meeting by visiting www.ProxyVote.com with your control number and using the Questions for Management feature on the site.

To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to its start. These rules of conduct will include the following guidelines:

●	Stockholders of record will not be able to ask questions online during the Annual Meeting. You may submit questions and comments electronically through the meeting portal only prior to the Annual Meeting until August 14, 2024 at 11:59 p.m. Eastern Time.

●	Only stockholders of record as of the Record Date for the Annual Meeting and their proxy holders may submit questions or comments prior to the Annual Meeting.

●	Questions pertinent to the Annual Meeting and related to our business will be answered during the webcast, subject to time constraints. Any such questions that cannot be answered live due to time constraints will be posted and answered on our website, https://trio-petroleum.com/ as soon as practical after the Annual Meeting.

●	Questions may be omitted if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.

●	No audio or video recordings of the Annual Meeting are permitted.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote your shares of Common Stock FOR each director nominee in Proposal No. 1 and FOR each of Proposal Nos. 2, 3 and 4. In addition, at their discretion, the proxies if designated as such are authorized to vote upon such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the votes required to approve each item, and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed

Proposal No. 1: The Director Election Proposal	A plurality of the votes cast at the Annual Meeting by the holders of stock entitled to vote in the election of directors.	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(2)

Proposal No. 2: The Reverse Stock Split Proposal	The affirmative vote of the holders of majority of the votes cast affirmatively or negatively at the Annual Meeting by the holders entitled to vote on the amendment to the Certificate of Incorporation	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(2)

Proposal No. 3: The 2022 Plan Amendments Proposal	The affirmative vote of the holders of majority of the votes cast affirmatively or negatively at the Annual Meeting by the holders entitled to vote on the amendment to 2022 Plan	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(2)

Proposal No. 4: The Auditor Ratification Proposal	The affirmative vote of the holders of a majority of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(1)	Yes(3)

(1)	A vote marked as “withhold” or “abstain” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.

(2)	As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.
(3)	As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

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What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

Who will count the votes?

The appointed inspector of election.

Can I revoke or change my vote after I submit my proxy?

Yes. Whether you have voted by phone, Internet, or mail if you are a stockholder of record, you may change your vote and revoke your proxy by:

●	sending a written statement to that effect to the attention of our Secretary at our corporate offices, provided such statement is received no later than August 14, 2024 at 11:59 p.m. Eastern Time;

●	voting again by Internet at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on August 14, 2024;

●	attending the Annual Meeting, virtually, and voting at the Annual Meeting on August 15, 2024;

●	submitting a properly signed proxy card with a later date that is received no later than August 14, 2024 at 11:59 p.m. Eastern Time; or

●	if you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee.

Your most recent proxy card or Internet proxy is the one that is counted. Your virtual attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Annual Meeting.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

Are there any rights of appraisal?

None of Delaware law, our Certificate of Incorporation or our Amended and Restated Bylaws, each as currently in effect, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, you will have no right to dissent and obtain payment for your shares.

Our Principal Executive Offices

Our principal executive offices are located at 5401 Business Park South, Suite 115, Bakersfield, CA 93309. Our telephone number is (661) 324-3911.

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PROPOSAL NO. 1 — THE DIRECTOR ELECTION PROPOSAL

Board Size and Structure

Our Board of Directors currently consists of six (6) directors. Our Amended and Restated Bylaws provide that the business and affairs of the Company shall be managed by or under the direction of the Board of Directors, and the number of directors will be determined from time to time by our Board of Directors.

Our Certificate of Incorporation provides for a Board of Directors divided into three classes, designated as Class I Directors, Class II Directors and Class III Directors, with only one class of directors being elected in each year and each class serving a three-year term.

The term of office of the Class I directors, consisting of John Randall and Thomas J. Pernice, will expire at this Annual Meeting, unless they are re-elected at the Annual Meeting.

The term of office of the Class II directors, consisting of Michael L. Peterson and William J. Hunter, will expire at our 2025 annual meeting of stockholders (“2025 Annual Meeting”).

The term of office of the Class III Directors, consisting of Robin Ross and Stan Eschner, will expire at the 2026 annual meeting of stockholders (the “2026 Annual Meeting”).

Current Directors and Terms

Our current directors, their respective positions and terms of office are set forth under the heading “Directors and Officers” on page 17 of this Proxy Statement.

Nominees for Class I Directors

Our nominating and corporate governance committee has recommended, and our Board of Directors has approved, John Randall and Thomas J. Pernice, as nominees for election as Class I Directors. If elected by the stockholders at the Annual Meeting, they will each serve for a three-year term expiring at the 2027 Annual Meeting, or until the election and qualification of their respective successors in office, subject to their earlier death, resignation, or removal.

If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of John Randall and Thomas J. Pernice as Class I Directors. We expect that the nominees will serve if elected. However, if a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee who is designated by our Board of Directors to fill the resulting vacancy. If you own your stock through a broker, bank, or other nominee and you do not give voting instructions, then your shares will not be voted on this matter. The Board of Directors has no reason to believe that either of the nominees will be unable to serve.

Information about Board Nominees

This Proxy Statement under the heading “Directors and Officers” on page 17 includes certain biographical information, as of June 18, 2024, for each nominee for director, including all positions he or she holds, her or his principal occupation and business experience, and the names of other publicly held companies of which the director or nominee currently serves as a director or has or she served as a director.

We believe that all of our directors and nominees: display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.

Director Nominee Qualifications

John Randall – The Board believes that Mr. Randall is well-qualified to serve on the Board due to his relevant experience as a licensed petroleum geologist in California, Texas, Louisiana and Mississippi and his industry knowledge from prior professional experience with Chevron, Union Oil Company, Gulf Oil, Plains Exploration and Production, Freeport-McMoRan Oil and Gas, and as an expatriate for Chevron Corp (Tengizchevroil) in Kazakhstan.

Thomas J. Pernice – The Board believes that Mr. Pernice is well-qualified to serve on the Board due to his extensive background as an entrepreneur, business leader, public board member, and experience as a Senior Policy Advisor at the U.S. Department of Energy.

Vote Required

The election of each of the Class I directors requires a plurality of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE CLASS I DIRECTOR NOMINEES SUBMITTED PURSUANT TO THE DIRECTOR ELECTION PROPOSAL.

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PROPOSAL NO. 2 — THE REVERSE STOCK SPLIT PROPOSAL

Introduction

Our Board has adopted resolutions (1) declaring that submitting an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split, as described below, was advisable, and (2) directing that a proposal to approve the Reverse Stock Split be submitted to the holders of our Common Stock for their approval.

If approved by our stockholders, the Reverse Stock Split proposal would permit (but not require) our Board to effect a reverse stock split of our Common Stock, if deemed necessary by our Board of Directors, by a ratio of not less than one-for-five (1:5) and not more than one-for-twenty (1:20), with the exact ratio to be set at a whole number within this range as determined by our Board of Directors in its sole discretion. We believe that enabling our Board of Directors to set the ratio within this stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders.

The intention of the Board in obtaining approval for the authority to effect a Reverse Stock Split would be to increase the stock price of our Common Stock sufficiently in order to better assure continued compliance with the NYSE American LLC (the “NYSE American”) requirements. Our Common Stock is currently listed on the NYSE American. As further described in the section below entitled “Reasons for the Reverse Stock Split; the NYSE American Requirements for Continued Listing,” on February 26, 2024, we received a notice from the NYSE American (the “Stock Price Noncompliance Notice”) indicating that we were not in compliance with the continued listing requirements set forth in Section 1003(f)(v) of the NYSE American Company Guide because our Common Stock had been selling for a substantial period of time at a lower price than $0.20 per share. On May 1, 2024, we received a second notice from the NYSE American (the “Stock Price Compliance Notice”) informing us that we had resolved the compliance issue with respect to the low price of our Common Stock, because the 30-day average price of our Common Stock was $0.25 as of April 30, 2024. The Stock Price Compliance Notice also provides that the NYSE American can still commence delisting proceedings and immediately suspend trading of our Common Stock if it trades at levels viewed to be abnormally low, which is generally viewed as a price at or below $0.10.

In addition, the effect of the Reverse Stock Split, without a corresponding reduction of the authorized shares of Common Stock, will allow the Board of Directors to issue more shares of Common Stock than the amount that it would have been able to issue prior to the Reverse Stock Split being effectuated. The Board, in its sole discretion, can elect to abandon the Reverse Stock Split in its entirety at any time.

One principal effect of the Reverse Stock Split would be to decrease the number of outstanding shares of our Common Stock. Except for de minimis adjustments that may result from the treatment of fractional shares as described below, the Reverse Stock Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of our Common Stock (in hand or on an as converted basis) and/or the same relative voting rights outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. The relative voting and other rights that accompany the shares would not otherwise be affected by the Reverse Stock Split. The authorized number of shares of Common Stock will not be adjusted as a result of the Reverse Stock Split.

The table below sets forth the number of shares of our Common Stock outstanding before and approximate number of shares outstanding after the Reverse Split based on shares of our Common Stock outstanding as of the Record Date.

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	Prior to the Reverse Split	Assuming a One-for- Five Reverse Split	Assuming a One-for- Ten Reverse Split	Assuming a One-for- Twenty Reverse Split
Aggregate Number of Shares of Common Stock Outstanding	50,328,328	10,065,666	5,032,833	2,516,417

The Reverse Split is not part of a broader plan to take us private.

Reasons for the Reverse Stock Split; the NYSE American Requirements for Continued Listing

On February 26, 2024, we received the Stock Price Noncompliance Notice indicating that we were not in compliance with the continued listing requirements set forth in Section 1003(f)(v) of the NYSE American Company Guide because our Common Stock has been selling for a substantial period of time at a lower price per share than $0.20. The Stock Price Noncompliance Notice informed us that we were being provided 180 days, or until August 26, 2024, to regain compliance with the continued listing requirements which could be satisfied by having our Common Stock trade equal to or above US $0.20 per share within such timeframe. On May 1, 2024, we received the Stock Price Compliance Notice informing us that we had resolved the continued listing deficiency with respect to the low price of our Common Stock and regained compliance with the continued listing requirements, because the 30-day average price of our Common Stock was $0.25 as of April 30, 2024. The Stock Price Compliance Notice also provides that the NYSE American can still commence delisting proceedings and immediately suspend trading of our Common Stock if it trades at levels viewed to be abnormally low, which is generally viewed as a price at or below $0.10. Therefore, we are seeking stockholder approval for the Reverse Stock Split so that our Board has the ability, in its determination to effect the Reverse Stock Split, if it is determined to be necessary to better assure that the stock price continues to be in compliance with the continued listing requirements. If, in the future, the price of our Common Stock falls out of compliance, again, with the continued listing requirements of the NYSE American, this could result in a de-listing of our Common Stock from trading on the NYSE American.

On April 16 2024, the Company entered into a securities purchase agreement (the “April 2024 SPA”) with an institutional investor (the “Initial Investor”), pursuant to which the Company received aggregate gross proceeds in the amount of $360,000. On April 24, 2024, the Company entered into an Amended and Restated Securities Purchase Agreement (the “A&R April 2024 SPA”), pursuant to which an additional institutional investor also provided financing to the Company, on the same terms as provided by the Initial Investor, for gross proceeds in the amount of $360,000. Under the A&R April 2024 SPA, the Company is required, to the extent it is unable to maintain the listing of its Common Stock on the NYSE American, other than by consummating a Reverse Stock Split of its shares of Common Stock, to use its commercially reasonable efforts to consummate such a Reverse Stock Split. Although effecting a Reverse Stock Split is not now required to maintain the listing of the Common Stock on the NYSE American, the Company may still consider doing so for the other reasons set forth herein.

The Board’s primary objective in proposing a potential Reverse Stock Split is to raise the per share trading price of our Common Stock. Our Common Stock currently trades on NYSE American under the symbol “TPET” In order to maintain our listing on NYSE American we may be required to effect the Reverse Stock Split so that our listed shares trade equal to or above US $0.20 per share for an extended period of time. The closing trading price of our Common Stock on June 18, 2024 was $0.2994.

The Reverse Stock Split would increase the availability of such shares, which could then be issued upon conversion or exercise of outstanding convertible securities, for grants under our currently effective stock option plan and in connection with an acquisition of another business or a merger. The Company currently has no plans to acquire another business or enter into a merger transaction.

Our Board concluded that the liquidity and marketability of our Common Stock will be adversely affected if it is not listed on a national securities exchange as investors can find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, our Common Stock. Our Board believes that current and prospective investors will view an investment in our Common Stock more favorably if our common stock remains listed on the NYSE American.

Our Board also believes that the Reverse Stock Split and any resulting increase in the per share price of our Common Stock will enhance the acceptability and marketability of our Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Common Stock, although we have not been told by them that is the reason for not investing in our Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Common Stock.

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We cannot assure you that the Reverse Stock Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Stock Split, the market price of our Common Stock will increase proportionately to reflect the ratio for the Reverse Stock Split, that the market price of our Common Stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Stock Split, or that we will be able to maintain our listing on the NYSE American.

Potential Disadvantages of the Reverse Stock Split

As noted above, the principal purpose of the Reverse Stock Split would be to help increase the per share market price of our Common Stock by up to factor of twenty. We cannot assure you, however, that the Reverse Stock Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of Common Stock will increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock proportionately based on the Reverse Stock Split ratio, or result in any permanent increase in the market price of our Common Stock, which is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Stock Split, then the value of our Company as measured by our market capitalization will be reduced, perhaps significantly.

Because the number of authorized shares of our Common Stock will not be reduced proportionately with the ratio of the Reverse Stock Split, it may increase the Board of Directors’ ability to issue authorized and unissued shares without further stockholder action, the issuance of which would be dilutive to our existing stockholders and may cause a decline in the trading price of our Common Stock. With respect to authorized but unissued and unreserved shares, the Company could also use such shares to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management.

The number of shares held by each individual holder of Common Stock would be reduced if the Reverse Stock Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Stock Split could increase the transaction costs to existing holders of Common Stock in the event they wish to sell all or a portion of their position.

Although our Board of Directors believes that the decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Stock Split and the anticipated increase in the market price of our Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Criteria the Board of Directors May Use to Determine Whether to Implement the Reverse Stock Split

When determining whether to implement the Reverse Stock Split, and which Reverse Stock Split ratio to implement, if any, following the receipt of stockholder approval, the Board of Directors may consider various factors, including:

●	The continued listing requirements of the NYSE American;
●	the historical trading price and trading volume of our Common Stock;
●	the then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term;
●	the listing requirements, other rules and guidance from one or more potential national securities exchanges;
●	the number of shares of our Common Stock outstanding;
●	the anticipated impact of a particular ratio on the Company’s ability to reduce administrative and transactional costs; and
●	prevailing general market, legal and economic conditions.

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Effecting the Reverse Stock Split

Upon receipt of stockholder approval for the Reverse Split Proposal, if our Board of Directors concludes that it is in the best interests of our Company and our stockholders to effect the Reverse Stock Split, the Certificate of Amendment will be filed with the Secretary of State of Delaware. The actual timing of the filing of the Certificate of Amendment with the Secretary of State of Delaware to effect the Reverse Stock Split will be determined by our Board of Directors. In addition, if for any reason our Board of Directors deems it advisable to do so, the Reverse Stock Split may be abandoned at any time prior to the filing of the Certificate of Amendment, without further action by our stockholders. In addition, our Board of Directors may deem it advisable to effect the Reverse Stock Split even if the price of our Common Stock is trading above $0.20 for a sustained period the time. The Reverse Stock Split will be effective as of the date of filing with the Secretary of State of the State of Delaware (the “Effective Time”).

Upon the filing of the Certificate of Amendment, without further action on our part or our stockholders, the outstanding shares of Common Stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of Common Stock based on a Reverse Stock Split ratio as determined by the Board of Directors. For example, if you presently hold 3,000 shares of our Common Stock, you would hold 300 shares of our Common Stock following the Reverse Stock Split if the ratio is one-for-ten (1:10) or you would hold 150 shares of our Common Stock if the ratio is one-for-twenty (1:20).

Effect on Outstanding Shares, Options and Certain Other Securities

If the Reverse Stock Split is implemented, the percentage of our Common Stock owned by each stockholder will remain unchanged except for any de minimis change resulting from rounding up to the nearest number of whole shares of Common Stock so that we are not obligated to issue cash in lieu of any fractional shares that such common stockholder would have received as a result of the Reverse Stock Split. The number of shares of our Common Stock that may be purchased upon exercise of outstanding options or exercise or conversion of other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.

Effect on Registration

Our Common Stock is currently registered under the Securities Act of 1933, as amended (the “Securities Act”), and we are subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The proposed Reverse Stock Split will not affect the registration of our Common Stock.

Fractional Shares

Our Board of Directors does not currently intend to issue fractional shares of Common Stock in connection with the Reverse Stock Split. Therefore, we do not expect to issue fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of Common Stock they hold of record before the Reverse Stock Split is not evenly divisible by the Reverse Stock Split ratio that number of shares of Common Stock as rounded up to the nearest whole share. For example, if a stockholder holds 150.25 shares of Common Stock following the Reverse Stock Split, that stockholder will receive 151 shares of Common Stock. No stockholders will receive cash in lieu of fractional shares.

As of the Record Date, we had holders of record of our Common Stock (although we have significantly more beneficial holders). We do not expect the Reverse Stock Split and the rounding up of fractional shares to whole shares to result in a reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Stock Split.

Shares Held in Book-Entry and Through a Broker, Bank or Other Holder of Record

The combination of, and reduction in, the number of our outstanding shares of Common Stock as a result of the Reverse Stock Split occurs automatically at the Effective Time without any additional action on the part of our stockholders.

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Upon the Reverse Stock Split, we intend to treat stockholders holding shares of our Common Stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered stockholders whose shares of our Common Stock are registered in their names. Brokers, banks or other holders of record will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name”; however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our Common Stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.

If you hold registered shares of our Common Stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our Common Stock in registered book-entry form. If you are entitled to post-Reverse Stock Split shares of our Common Stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our Common Stock you hold.

Anti-Takeover and Dilutive Effects

The authorized Common Stock will not be diluted as a result of the Reverse Stock Split. The Common Stock that is authorized but unissued provides the Board of Directors with flexibility to effect among other transactions, public or private financings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board of Directors, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Certificate of Amendment would continue to give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulations. The Certificate of Amendment is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board of Directors have any present intent to use the authorized but unissued Common Stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

Accounting Consequences

As of the Effective Time, the stated capital attributable to Common Stock on our balance sheet will be reduced proportionately based on the Reverse Stock Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of our Common Stock outstanding.

Text of Proposed Certificate of Amendment; Effectiveness

The text of the proposed Certificate of Amendment is set forth in substantially final form in Annex A to this Proxy Statement. If and when effected by our Board of Directors, the Certificate of Amendment will become effective upon its filing with the Secretary of State of Delaware.

Vote Required

The affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the Reverse Stock Split Proposal. Abstentions will have no effect on the outcome of the vote.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

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PROPOSAL NO. 3 — THE 2022 PLAN AMENDMENTS PROPOSAL

Background

The stockholders are being asked to approve amendments to Sections 5(a) and 5(b) of the 2022 Plan to (i) increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2022 Plan from 4,000,000 shares of common stock to 10,000,000 shares of common stock and (ii) increase the maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options under the 2022 Plan (“ISOs”) from 4,000,000 shares of common stock to 10,000,000 shares of common stock.

We believe strongly that the increase in shares of common stock reserved for issuance with respect to awards granted under the 2022 Plan and the increase in the maximum number of shares of common stock which may be issued pursuant to ISOs under the 2022 Plan is essential to our continued success and therefore is in the best interests of the Company and our stockholders. Our employees are our most valuable assets. The Board believes that grants of stock options, restricted stock units, performance-based restricted stock units and other equity awards under the 2022 Plan help create long-term equity participation in the Company and thereby assist us in attracting, retaining, motivating and rewarding employees, directors, and consultants. The Board also believes that long-term equity compensation is essential to link executive pay to long-term stockholder value creation.

As of June 18, 2024, the Record Date, there were 455,000 shares of common stock remaining available for the grant of awards under the 2022 Plan. On June 20, 2024, we entered into an offer letter with our new director, Robin Ross, agreeing to award him 1,000,000 restricted stock (“RSUs”) under the 2022 Plan. Of the 1,000,000 RSUs, 450,000 are being awarded immediately and the remaining 550,000 RSUs will be awarded, shortly after this Proposal No. 3 is approved by stockholders, if approved. Therefore, as of the date of the proxy statement there are only 5,000 shares of common stock remaining available for the grant of awards under the 2022 Plan. Without these increases, we will be limited, in the future, as to the number of shares of common stock we will have available for the granting of additional awards, including ISOs, to employees, which could make it difficult for us to retain our current employees and to also attract new highly qualified employees. Our ability to attract and retain qualified directors to serve on our Board is also contingent on our ability to provide them with compensation in the form of equity which is comparable with the equity compensation provided to directors of other public companies in our industry. This cannot be accomplished without an increase in the 4,000,000 shares of common stock currently available under the 2022 Plan. Finally, 10,000,000 shares of common stock, which is the number of shares that the Board has approved to be reserved under the 2022 Plan represents approximately 19.9% of the 50,328,328 shares of common stock issued and outstanding as of June 18, 2024, the Record Date, which the Board has determined reasonable and necessary to properly compensate our employees and directors.

The above-described amendments to the 2022 Plan to (i) increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2022 Plan from 4,000,000 shares of common stock to 10,000,000 shares of common stock and (ii) increase the maximum number of shares of common stock that may be issued pursuant to the exercise of ISOs from 4,000,000 shares of common stock to 10,000,000 shares of common stock was approved by the Board by unanimous written consent dated April 30, 2024, and will not be effective unless and until it is approved by our stockholders. If our stockholders do not approve the amendments to the 2022 Plan, the amendment will not take effect, but we may continue to grant rights to purchase shares under the 2022 Plan in accordance with the current terms and conditions of the 2022 Plan; provided, however, that no awards will be made under the 2022 Plan for an aggregate number of shares of common stock in excess of 4,000,000 shares and no awards will be made in the form of ISOs to the extent that the aggregate of number of shares of common stock which can be issued under all ISOs exceeds 4,000,000 shares of common stock, unless and until the stockholders approve amendments to the 2022 Plan, with respect to such increases. The Board has determined that it is in the best interests of us and our stockholders that these amendments to the 2022 Plan be approved and is asking our stockholders for their approval of these amendments to the 2022 Plan. The form of Amendment No. 1 to the 2022 Equity Incentive Plan, which includes these amendments only is attached as Annex B to this Proxy Statement.

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Explanation of Amendments

Section 5(a) of the 2022 Plan currently provides as follows:

“(a) Subject to adjustment under Section 12 hereof, there is hereby reserved for issuance under the Plan 4,000,000 shares of Common Stock of the Company, which may be authorized but unissued or treasury shares.”

The Board of Directors has authorized and approved an increase in the number of shares of common stock reserved for issuance with respect to awards granted under the 2022 Plan from 4,000,000 shares of common stock to 10,000,000 shares of common stock. In the event that Proposal No. 3 is approved by our stockholders at the Annual Meeting, Section 5(a) of the 2022 Plan will, thereafter, read in its entirety as follows:

“(a) Subject to adjustment under Section 12 hereof, there is hereby reserved for issuance under the Plan 10,000,000 shares of Common Stock of the Company, which may be authorized but unissued or treasury shares.”

Section 5(b) of the 2022 Plan currently provides as follows:

“(b) If there is a lapse, expiration, termination or cancellation of any Stock Option granted under this Plan prior to the issuance of shares in connection with such option, or if shares are issued under the Plan in connection with an Award hereunder and thereafter such shares are reacquired by the Company, those shares may again be used for new Awards under the Plan. In addition, any shares exchanged or surrendered by a Participant as full or partial payment of the exercise price under any Stock Option exercised under this Plan, any shares retained by the Company pursuant to a Participant’s tax withholding election, and any shares covered by an Award which is settled in cash, shall be added back to the shares available for Awards under the Plan. The Board shall determine the appropriate methodology for calculating the number of Shares available for issuance pursuant to the Plan. Notwithstanding the above, the maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options during the term of the Plan shall not exceed 4,000,000 shares.”

The Board of Directors has authorized and approved an increase in the maximum number of shares of common stock that may be issued pursuant to the exercise of ISOs from 4,000,000 shares of common stock to 10,000,000 shares of common. In the event that Proposal No. 3 is approved by our stockholders at the Annual Meeting, Section 5(b) of the 2022 Plan will, thereafter, read in its entirety as follows:

“(b) If there is a lapse, expiration, termination or cancellation of any Stock Option granted under this Plan prior to the issuance of shares in connection with such option, or if shares are issued under the Plan in connection with an Award hereunder and thereafter such shares are reacquired by the Company, those shares may again be used for new Awards under the Plan. In addition, any shares exchanged or surrendered by a Participant as full or partial payment of the exercise price under any Stock Option exercised under this Plan, any shares retained by the Company pursuant to a Participant’s tax withholding election, and any shares covered by an Award which is settled in cash, shall be added back to the shares available for Awards under the Plan. The Board shall determine the appropriate methodology for calculating the number of Shares available for issuance pursuant to the Plan. Notwithstanding the above, the maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options during the term of the Plan shall not exceed 10,000,000 shares.”

Vote Required

The affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the 2022 Plan Amendments Proposal. Abstentions will have no effect on the outcome of the vote.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE 2022 PLAN AMENDMENTS PROPOSAL.

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PROPOSAL NO. 4 — THE AUDITOR RATIFICATION PROPOSAL

Appointment of Independent Registered Public Accounting Firm

The audit committee of our Board of Directors appoints our independent registered public accounting firm. In this regard, the audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s capabilities relative to our business; and the firm’s knowledge of our operations. Bush & Associates has served as our independent registered public accounting firm since May 2024. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the audit committee has appointed Bush & Associates to serve as our independent registered public accounting firm for the year ending October 31, 2024. If our stockholders do not ratify the selection, it will be considered as notice to the Board of Directors and the audit committee to reconsider its appointment.

Representatives of Bush & Associates are not expected to attend the Annual Meeting or to have an opportunity to make a statement or be available to respond to appropriate questions from stockholders.

Audit, Audit-Related and All Other Fees

The table below shows the aggregate fees billed for professional services for the audits and audit-related fees of the Company’s annual financial statements included in the Form 10-K, for the years ended October 31, 2023 and 2022, respectively, which were audited by BF Borgers CPA PC (“Borgers”). The Company terminated the services of Borgers as its independent registered public accounting firm in May 2024, as a result of Borgers being no longer qualified to perform audits of the Company’s financial statements due to an order by the Securities and Exchange Commission (the “SEC Order”). Fees included in the table below for the year ended October 31, 2023 represent fees paid to Borgers for audit and audit related fees for the Company’s financial statements included in the Form 10-K. Fees included in the table below for the year ended October 31, 2022 represent fees paid to Borgers and Marcum LLP, each of whom served as the Company’s auditor for a portion of the fiscal year ended October 31, 2022. In addition, the Company engaged Bush & Associates as its independent registered public accounting firm in May 2024 to replace Borgers and to audit the Company’s financial statements for the years ended October 31, 2023 and 2022, and Bush & Associates’ Report of Independent Registered Public Accounting Firm was included with the Company’s re-issued financial statements for those years in the Form 10-K/A. The Company paid fees of $90,000 to Bush & Associates for audit and audit related fees in connection with the Company’s re-issued financial statements included in the Form 10-K/A for such period.

	2023	2022
Audit Fees	$82,500	$116,800
Audit Related Fees	$27,500	$15,200
Tax Fees	$-	$-
All Other Fees	$-	$-
Total	$110,000	$132,000

Audit Committee’s Pre-Approval Policies and Procedures

The formal written charter for our audit committee requires that the audit committee pre-approve all auditing services and permitted non-audit services to be performed for us by our independent registered public accounting firm, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by our audit committee prior to the completion of the audit). Our audit committee may form and delegate authority to subcommittees of our audit committee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to our full audit committee at its next scheduled meeting.

In 2023, the audit committee adopted policies and procedures for the pre-approval of audit and non-audit services performed by the independent registered public accounting firm pursuant to which the audit committee generally is required to pre-approve the audit and permissible non-audit services performed by the independent registered public accounting firm in order to ensure that the provision of such services does not impair the registered accountants’ independence.

The services provided to us by BF Borgers CPA PC in fiscal year 2023 were provided in accordance with our pre-approval policies and procedures, as applicable.

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Audit Committee Report

A brief description of the principal functions of the audit committee is included in this Proxy Statement under the discussion of “Committees of the Board of Directors — Audit Committee.” Under the audit committee charter, the audit committee is appointed by the Board of Directors to assist the Board of Directors in monitoring (1) the integrity of the annual, quarterly and other financial statements of the Company, (2) the independent registered public accounting firm’s qualifications and independence, (3) the performance of the Company’s independent registered public accounting firm and (4) the compliance by the Company with legal and regulatory requirements. It also shall review and approve all related-party transactions.

On October 16, 2023, we entered into a Purchase and Sale Agreement with Trio LLC, pursuant to which we acquired an approximate 22% working interest in and to certain oil and gas assets at the McCool Ranch Oil Field in Monterey, County, California. Some of the members of Trio LLC’s management team are also senior executives of our Company.

On November 10, 2023, we entered into a Leasehold Acquisition and Development Option Agreement with Heavy Sweet Oil LLC, pursuant to which we acquired an option to purchase up to a 20% working interest in certain leases at a long-recognized, major oil accumulation in northeastern Utah, in Uintah County, southwest of the city of Vernal, totaling 960 acres. Our Chief Executive Officer, Michael Peterson, is an officer of a non-related company that also owns working interest in the same acreage.

Other than the transactions set forth in the preceding paragraphs, there were no related-party transactions in 2023 requiring review and approval.

The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended October 31, 2023, with management of the Company. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with audit committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The audit committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm its independence. Based on the foregoing, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Amendment No. 1 to Annual Report on Form 10-K/A for the fiscal year ended October 31, 2023.

Submitted by the Audit Committee of the Board of Directors:

Mr. William Hunter (Chair of the audit committee)

Mr. Thomas J. Pernice

Mr. John Randall

Vote Required

The affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the Auditor Ratification Proposal. Abstentions will have no effect on the outcome of the vote.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL.

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PROPOSAL NO. 5 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board of Directors to adjourn the Annual Meeting to a later date or dates, at the determination of the Board of Directors. In no event will the Board of Directors adjourn the Annual Meeting beyond the date by which it may properly do so under the Certificate of Incorporation and the Delaware General Corporation Law.

Vote Required

The affirmative vote of the majority of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the Adjournment Proposal. Abstentions will have no effect on the outcome of the vote.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

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DIRECTORS AND OFFICERS

The following is a list of our directors and executive officers, as of June 18, 2024, as well as nominees for Class I Director to be submitted to the vote of our stockholders at the Annual Meeting, along with the specific information required by Rule 14a-3 of the Securities Exchange Act of 1934:

Name	Age	Position
Executive Officers
Michael L. Peterson	62	Chief Executive Officer and Director
Terry Eschner	68	President
Steven Rowlee	71	Chief Operating Officer
Stan Eschner	92	Vice Chairman and Director
Greg Overholtzer	66	Chief Financial Officer
Non-Employee Directors
Robin Ross	71	Chairman and Director
William J. Hunter	55	Director
John Randall	81	Director
Thomas J. Pernice	62	Director

Executive Officers

Michael L. Peterson (Chief Executive Officer and Director) has served as our Chief Executive Officer since October 2023 and formerly as a Director since July 2022. Mr. Peterson has served as CEO of Lafayette Energy Corporation since March 2022, Director of Danam Health Inc., a private company, since January 2024, Director of Integrated Wellness Acquisition Corp. (NASDAQ: WEL) and Director of Indonesia Energy Corporation (NYSE: INDO) since January 2021. Since August 2016, Mr. Peterson has also served as an independent director on the board of TrxAde Group, Inc. (NASDAQ: MEDS), a web-based pharmaceutical market platform headquartered in Florida. In terms of directorships on special purpose acquisition corporations, Mr. Peterson currently serves as Director of OceanTech Acquisitions I Corp. (NASDAQ: OTEC) since March 2023, Semper Paratus Acquisition Corp. (NASDAQ: LGST) since May 2023, and Powerup Acquisition Corp. (NASDAQ: PWUP) since August 2023, each a SPAC in the final stages of De-Spac. Since December 2020, he has served as the Chief Executive Officer of Nevo Motors, Inc., a company that is commercializing low carbon emission trucks. From 2011 to 2018, Mr. Peterson served in several executive officer positions at PEDEVCO Corp. (NYSE American: PED), a public company engaged primarily in the acquisition, exploration, development and production of oil and natural gas shale plays in the United States. These positions included as Chief Executive Officer, President, Chief Financial Officer and Executive Vice President. From 2006 and 2012, he served in several executive positions at Aemetis, Inc. (formerly AE Biofuels Inc.), a Cupertino, California-based global advanced biofuels and renewable commodity chemicals company. These positions included as Interim President, Director and Executive Vice President. From December 2008 to July 2012, Mr. Peterson also served as Chairman and Chief Executive Officer of Nevo Energy, Inc. (formerly Solargen Energy, Inc.), a Cupertino, California-based developer of utility-scale solar farms which he helped form, which is currently operating as Nevo Motors, Inc.). From 2005 to 2006, Mr. Peterson served as a managing partner of American Institutional Partners, a venture investment fund based in Salt Lake City. From 2000 to 2004, he served as a First Vice President at Merrill Lynch, where he helped establish a new private client services division to work exclusively with high-net-worth investors. From September 1989 to January 2000, Mr. Peterson was employed by Goldman Sachs & Co. in a variety of positions and roles, including as a Vice President with the responsibility for a team of professionals that advised and managed over $7 billion in assets. Since Mr. Peterson’s retirement from Pedevco in 2018, he has served as the President of the Taipei Taiwan Mission of The Church of Jesus Christ of Latter-day Saints, in Taipei, Taiwan. Mr. Peterson received his Master degree of Business Administration at the Marriott School of Management and a Bachelor’s degree in Statistics and Computer Science from Brigham Young University.

Terry Eschner (President) has served as our President since May 1, 2023. Mr. Terry Eschner has served as Senior Associate Geological Advisor to Trio LLC since 2015, as President of Sarlan Resources Inc. since 1995, and as Manager of Core Description LLC since 2010. Mr. Terry Eschner has a BS in Geology from San Diego State University and a MA in Geology from the University of Texas at Austin.

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Steven Rowlee (Chief Operating Officer) has served as our Chief Operating Officer since May 1, 2023. Mr. Rowlee has served as Vice President and director of Trio LLC, the operator of the South Salinas Project, since 1984. Prior to that, Mr. Steven Rowlee served as West Coast Division Land Manager for Hanna Petroleum Company from 1982 until 1984. Mr. Steven Rowlee has a B.A. in Psychology from Azusa Pacific University and M.A. in Education from California State University Bakersfield.

Stan Eschner (Vice Chairman and Director) has served as our Vice Chairman since June 2024. Prior to that, he served as our Executive Chairman since inception. Since 1983, Mr. Eschner has served as the Chairman Trio LLC, the operator of the South Salinas Project. From 1961 until 1983, Mr. Eschner held various positions at Occidental Petroleum (NYSE: OXY), including geologist, Vice President of Domestic Operations and Vice President – Chief Geologist- Worldwide. Before that, Mr. Eschner was a geologist (lieutenant) with the Army Corp of Engineers from 1955 until 1957, and a production geologist with Shell Oil Co.1958 until 1961. Mr. Eschner has a Master of Arts degree in Geology from University of California, Los Angeles.

Greg Overholtzer (Chief Financial Officer) has served as our Chief Financial Officer since February 2022. Since 2019, Mr. Overholtzer has worked as a part-time Chief Financial Officer of Indonesia Energy Corp. (NYSE AMERICAN: INDO). In addition, since November 2019, Mr. Overholtzer has served as a Consulting Director of Ravix Consulting Group. From December 2018 until November 2019, Mr. Overholtzer served as a Field Consultant at Resources Global Professionals. From January 2012 until December 2018, Mr. Overholtzer served as the Chief Financial Officer, Chief Accounting Officer and Controller of Pacific Energy Development (NYSE AMERICAN: PED). Mr. Overholtzer holds a BA in Zoology and an MBA in Finance from the University of California, Berkeley.

Non-Employee Directors

Robin Ross (Chairman and Director) has served as our Chairman and Director since June 2024. Mr. Ross previously served as a director of the Company from August 2021 to May 2023, and was a co-founder of the Company in July 2021. Since November 2023, Mr. Ross has served as the Chairman and CEO of Drillwaste Solutions Corp., a Canadian private company. Since October 2019, Mr. Ross has served as the founder of Gold’n Futures Mineral Corp. (CSE: FUTR), a junior resource company. Since 2007, Mr. Ross has served as the president of Vanross Enterprises Inc., a Canadian investment company. From 2008 until the sale of the company in August 2010, Mr. Ross served as a Co-Founder of Canada Potash Corporation, a Canadian resource company with access to over 1.7 million acres, or just over 15%, of the 11 million acres in the Williston Basin in South Central Saskatchewan, Canada. Mr. Ross previously held management positions at Canadian investment dealers for over 18 years. From 1999 until 2001, Mr. Ross served as Branch Manager and Director of Sales at Yorkton Securities, a Canadian biotechnology and investment dealer. From 1987 until 1999, Mr. Ross served as Branch Manager at Midland Walwyn Inc., a Canadian investment dealer.

William J. Hunter (Director) has served as a Director since July 2022. From 2015 until 2022, Mr. Hunter served as Managing Partner of Hunter Resources LLC, a strategic and financial consulting firm. From 2017 until 2021, Mr. Hunter served as the President, Chief Financial Officer and Director of Advent Technologies post-merger with AMCI Acquisition Corp. From 2013 until 2015, Mr. Hunter served as Managing Director of the Industrial Group of Nomura Securities. Mr. Hunter is currently a director at Tonogold Resources (OTCBB:TNGL) since 2022 and a former director at American Battery Technology Corporation (NADAQ: ABAT) from 2016 to 2022. William Hunter received his B.Sc. from DePaul University in Chicago and an MBA with distinction from the Kellstadt School of Business at DePaul University.

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John Randall (Director) has served as a Director since November 2021. From November 2022 to March 2023, Mr. Randall served as a professional geologist for Shopoff Reality Investment L.P. in connection with obtaining oil permits from the California Geologic Management Division for re-abandoned oil wells in Huntington Beach, California. From April 2017 until November 2021, Mr. Randall served as a professional geologist where he consulted to various companies and lenders. From April 2016 until April 2017, Mr. Randall was Vice President of the California Business Unit of Azimuth Energy. Before this, from 2003 until April 2016, Mr. Randall served as Senior Geologist at Freeport-McMoran Oil and Gas. From 1984 until 2001 Mr. Randall was a Geologist and senior manager at various divisions of Chevron in California and also during that time spent 4 years as an expatriate as the geological operations manager at Chevron’s Tengiz operations in Kazakhstan. From 1977 until 1984 Mr. Randall was a Geology Manager for Gulf Oil Corp and from 1970 until 1977 he was a development geologist for Union Oil Company. Mr. Randall holds an MS in Geology and a BS in Geology from Southern Illinois University. Mr. Randall also holds a registered professional geologic license in the states of California, Texas, Louisiana and Mississippi.

Thomas J. Pernice (Director) has served as a Director since November 2021. Mr. Pernice has served as the President of Modena Holding Corporation, a company providing corporate and executive advisory services, since 2000. In addition, he has served as a partner with The Abraham Group, an international strategic consulting firm and with Green Partners USA, LLC, a private equity real estate fund dedicated to green building since 2007. In 2004, he was appointed Senior Policy Advisor and Executive Director of the Secretary of Energy Advisory Board at the U.S. Department of Energy where he served until 2006. He was a partner and Managing Director of Cappello Group, a boutique investment and merchant bank in Los Angeles from 2000 to 2004. Mr. Pernice also served in the Family Offices of billionaire industrialist David H. Murdock where he was a member of the Chairman’s Global Leadership Team and Executive Officer of Dole Food Company, Inc. (NYSE: DOL) from 1992 to 2000. Mr. Pernice was as a Presidential Appointee and member of the senior White House staff serving from 1984 to 1992 where he traveled as a diplomatic representative of the United States to more than 92 countries. Further, Mr. Pernice has served as Executive Vice Chairman, a member of the board of director and an officer to Vaxanix Bio, Ltd since December 2023, as a member of the board of directors and officer to Vaxanix Bio Acquisition Corp I since January 2023, as a member of the board of director and officer to Vaxanix Bio Acquisition Corps II, III, IV, V, VI, VII and VIII since December 2023, as a member of the board of director of DrillWaste Corp. since October 2023, as a member of the board of directors of D3 Energy Corporation since 2022, and Panvaxal, LLC, a private biotechnology company since 2019. Mr. Pernice is also member of the board of advisors to JMS Energy Impact Fund since October 2023 and a member of the board of advisors to IOCharge Corp since September 2023. Mr. Pernice holds a BA in Broadcast Journalism from the University of Southern California.

Family Relationships

Stan Eschner is Terry Eschner’s father. There are no other family relationships among our directors or executive officers.

Director or Officer Involvement in Certain Prior Legal Proceedings

Our directors and executive officers were not involved in any legal proceedings as described in Item 401(f) of Regulation S-K in the past ten years, other than Mr. Pernice who served as a co-founder of Gibraltar Associates, LLC, a private company, from 2007 until 2013, which entity went into receivership in approximately September 2014.

Board Composition and Election of Directors

Our board of directors currently consists of six members. Under our amended and restated bylaws, the number of directors will be determined from time to time by our board of directors.

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Director Independence

Our board has determined that Stan Eschner and Michael Peterson currently have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, such that they cannot be deemed “independent” as that term is defined under the rules of the NYSE American, or the NYSE American rules. As permitted by the NYSE American, we intend to phase-in compliance with the NYSE American’s director independence requirements within the schedule outlined in the NYSE American rules. Our board has determined that William Hunter, John Randall, Robin Ross and Thomas J. Pernice are all “independent” as that term is defined under the NYSE American rules. That schedule requires a majority of the members of our Board to be independent within one year of listing. It also requires one member of each Board committee be independent at the time of listing, a majority of Board committee members to be independent within 90 days of listing, and all Board committee members to be independent within one year from listing.

Classified Board of Directors

In accordance with our amended and restated certificate of incorporation and amended and restated bylaws, our board of directors is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are divided among the three classes as follows:

● the Class I directors are John Randall and Thomas J. Pernice, and their terms will expire at the Annual Meeting;

● the Class II directors are Michael L. Peterson and William J. Hunter, and their terms will expire at our annual meeting of stockholders in 2025, and

● the Class III directors are Stan Eschner and Robin Ross, and their terms will expire at the annual meeting of stockholders in 2026.

Our amended and restated certificate of incorporation and amended and restated bylaws provide that the authorized number of directors may be changed only by resolution of the board of directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our board of directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors.

Board Leadership Structure

Our corporate governance guidelines provide that, if the chairman of the board is a member of management or does not otherwise qualify as independent, the independent directors of the board may elect a lead director. The lead director’s responsibilities include, but are not limited to: presiding over all meetings of the board of directors at which the chairman is not present, including any executive sessions of the independent directors; approving board meeting schedules and agendas; and acting as the liaison between the independent directors and the chief executive officer and chairman of the board. Our corporate governance guidelines further provide the flexibility for our board of directors to modify our leadership structure in the future as it deems appropriate.

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Role of the Board in Risk Oversight

One of the key functions of our board of directors is informed oversight of our risk management process. Our board of directors will not have a standing risk management committee, but will rather administer this oversight function directly through our board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire board of directors will be regularly informed through committee reports about such risks.

Board Committees

We have the following board of directors committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The composition and responsibilities of each committee are described below. Members will serve on these committees until their resignation or until otherwise determined by our board of directors. Each committee’s charter is available under the Corporate Governance section of our website at www.trio-petroleum.com. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this prospectus.

Audit Committee. The Audit Committee’s responsibilities include:

● appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

● overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

● reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

● coordinating our board of directors’ oversight of our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

● discussing our risk management policies;

● meeting independently with our internal auditing staff, if any, registered public accounting firm and management;

● reviewing and approving or ratifying any related person transactions; and

● preparing the audit committee report required by SEC rules.

The members of our audit committee are William Hunter (chairperson), Thomas J. Pernice and John Randall. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the NYSE American. Our board has determined that William Hunter is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of the NYSE American. Under the rules of the SEC, members of the audit committee must also meet heightened independence standards. However, a minority of the members of the audit committee may be exempt from the heightened audit committee independence standards for one year from the date of effectiveness of the Registration Statement. Our board of directors has determined that all members of the audit committee are independent under the heightened audit committee independence standards of the SEC and the NYSE American.

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As allowed under the applicable rules and regulations of the SEC and the NYSE American, we intend to phase in compliance with the heightened audit committee independence requirements prior to the end of the one-year transition period. The audit committee operates under a written charter that satisfies the applicable standards of the SEC and the NYSE American.

Compensation Committee. The Compensation Committee’s responsibilities include:

●	reviewing and approving, or recommending for approval by the board of directors, the compensation of our Chief Executive Officer and our other executive officers;

●	overseeing and administering our cash and equity incentive plans;

●	reviewing and making recommendations to our board of directors with respect to director compensation;

●	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required; and

●	preparing the annual compensation committee report required by SEC rules, to the extent required.

The members of our compensation committee are Thomas J. Pernice (chair) and William Hunter. Each of the members of our compensation committee is independent under the applicable rules and regulations of the NYSE American and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The compensation committee operates under a written charter that satisfies the applicable standards of the SEC and the NYSE American.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s responsibilities include:

● identifying individuals qualified to become board members;

● recommending to our board of directors the persons to be nominated for election as directors and to each board committee;

● developing and recommending to our board of directors corporate governance guidelines, and reviewing and recommending to our board of directors proposed changes to our corporate governance guidelines from time to time; and

● overseeing a periodic evaluation of our board of directors.

The members of our nominating and corporate governance committee are Thomas J. Pernice (chairperson) and John Randall. Each of the members of our Nominating and Corporate Governance Committee is an independent director under the applicable rules and regulations of the NYSE American relating to nominating and corporate governance committee independence. The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable standards of the SEC and the NYSE American.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee is a current or former officer or employee. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of our compensation committee during the last completed fiscal year.

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Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our code of business conduct and ethics is available under the Corporate Governance section of our website at www.trio-petroleum.com. In addition, we have posted on our website all disclosures that are required by law or the rules of the NYSE American concerning any amendments to, or waivers from, any provision of the code. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this prospectus.

Board Attendance

During the year ended October 31, 2023, our Board of Directors met 5 times and the audit committee of the Board of Directors met 1 time. The compensation committee and the nominating and corporate governance committee of the Board of Directors did not meet during the year ended October 31, 2023. During the year ended October 31, 2023, each director attended at least 75% of the meetings of the Board of Directors, while serving as a director. During the year ended October 31, 2023, each director attended at least 75% of all meetings of committees of the Board of Directors on which he or she served. Mr. Ross, who resigned from the Board on May 9, 2023, did not attend any meetings subsequent to that date. Mr. Ross was later re-appointed to the Board in June 2024.

Executive Sessions

Executive sessions, which are meetings of the non-management members of the Board of Directors, are regularly scheduled throughout the year. In addition, at least once a year, the independent directors meet in a private session that excludes management and any non-independent directors. The Chairman of the Board of Directors presides at each of these meetings and, in his absence, the non-management and independent directors in attendance, as applicable, determine which member will preside at such session.

Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding the attendance of our Board of Directors members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders.

Communications with the Board of Directors

Any stockholder or any other interested party who desires to communicate with our Board of Directors, our non-management directors, or any specified individual director, may do so by directing such correspondence to the attention of the Secretary, Trio Petroleum Corp., 5401 Business Park South, Suite 115, Bakersfield, CA 93309. The Secretary will forward the communication to the appropriate director or directors as appropriate.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders of more than 10% of the Company’s common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.

To our knowledge, based solely on a review of copies of Forms 3, 4 and 5 and any amendments thereto filed with the SEC and stockholder reports from our transfer agent and written representations that no other reports were required, during the fiscal year ended October 31, 2023, our officers, directors and 10% or more stockholders complied with all Section 16(a) filing requirements applicable to them.

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EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation

The following sets forth the compensation paid by us to our named executive officers for the years ended October 31, 2023 and 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Michael Peterson,	2023	8,974	-	-	-	31,538	40,512
Chief Executive Officer (1)	2022	-	-	-	-	-	-

Frank Ingriselli,	2023	320,000	-	214,000	-	-	534,000
Chief Executive Officer and Vice Chairman (2)	2022	160,000	-	61,750	-	-	191,725

Ron Bauer,	2023	-	-	-	-	-	-
Chief Executive Officer (3)	2022	-	-	-	-	-	-

Greg Overholtzer,	2023	85,000	-		-	-	85,000
Chief Financial Officer (4)	2022	25,000	-	6,175	-	-	31,173

(1)	Effective as of October 23, 2023, we entered into an employment agreement with Mr. Peterson for a term ending on December 31, 2025. Per his employment agreement, Mr. Peterson was granted 1,000,000 shares of restricted stock which are subject to Continuous Service (as such term is defined in the 2022 Equity Incentive Plan) and have a vesting period of 25% every six months. As a result of Mr. Peterson having made the Peterson Loan to the Company on March 26, 2024, the vesting of all 1,000,000 shares of restricted stock were accelerated as of such date and are fully vested. Under such agreement, we also agreed to pay Mr. Peterson a salary of $350,000 per year and an annual bonus, targeted at 100% of base salary, as determined by the Board based on his performance and the achievements of the Company. Other compensation reflects fees paid to Mr. Peterson for serving on the Board and Board committees while serving as a non-employee director of the Company for most of the Company’s fiscal year ended October 31, 2023.

(2)	Effective as of February 1, 2022, we entered into an employment agreement with Mr. Ingriselli for a term ending on December 31, 2024, which employment agreement was terminated as of October 23, 2023, as a result of Mr. Ingriselli’s resignation as the Chief Executive Officer of the Company. Per his employment agreement, Mr. Ingriselli was granted 1,000,000 RSUs which, subject to Continuous Service, had a vesting period of two years, and as of February 1, 2024, all of the RSUs have vested. The Company entered into a consulting agreement with Mr. Ingriselli, as of October 23, 2023, which had a term until December 31, 2023. The consulting agreement terminated on December 31, 2023, in accordance with its terms. Mr. Ingriselli resigned from the Company’s Board and as Vice Chairman in June 2024.

(3)	Effective as of July 19, 2021 (Inception) through January 31, 2022, Ron Bauer served as our Chief Executive Officer of the Company. We did not enter into an employment agreement with Mr. Bauer, nor did he receive a salary or any other compensation during that time at this position.

(4)	Effective as of February 1, 2022, we entered into an employment agreement with Mr. Overholtzer for a term ending on December 31, 2024, which shall auto-renew for additional one-year terms. Under such agreement, we have agreed to pay Mr. Overholtzer a salary of $60,000, provided his salary increased to $120,000 on the first date the Company’s shares were publicly traded. He is eligible for an annual bonus, beginning in 2022, targeted at 50% of base salary, as determined by the Board based on his performance and the achievement by the Company of financial, operating and other objectives set by the Board. Per his employment agreement, Mr. Overholtzer also was granted of 100,000 RSUs which will, subject to continued employment, vest over a two-year vesting schedule, under which 25,000 of the RSUs were subject to vesting upon the earlier of three months after the IPO or six months after the grant date, February 1, 2022, and thereafter vesting in equal tranches every six months until fully vested or Mr. Overholtzer’s Continued Service is terminated prior thereto. As of February 1, 2024, all of the RSUs have vested.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding all outstanding stock options and restricted stock held by each of our named executive officers as of October 31, 2023:

Name	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity Incentive Plan awards: Market or payout value of unearned shares, units or other rights that have not vested
Michael Peterson (1)	-	-	1,000,000	$185,250
Frank Ingriselli (2)			250,000	$185,250
Greg Overholtzer (3)	-	-	25,000	$18,525

(1)	Mr. Peterson was granted an award of 1,000,000 shares of restricted stock, subject to Continuous Service, with a vesting schedule in which 25% of the shares of restricted stock will vest six months after effective date of his employment agreement, and the remainder shall vest in equal tranches every six months thereinafter until either the shares of restricted stock are fully vested or Mr. Peterson’s Continuous Service with the Company terminates, whichever occurs first. As of October 31, 2023, none of the shares of restricted stock awarded to Mr. Peterson had vested. As a result of Mr. Peterson having made the Peterson Loan to the Company on March 26, 2024, the vesting of all unvested shares of restricted stock were accelerated as of such date and are fully vested.

(2)	Mr. Ingriselli was granted 1,000,000 RSUs which were, subject to Continuous Service, had a vesting period of two years, and as of October 31, 2023, all except 250,000 of such RSUs have vested. The remaining 250,000 RSUs vested on February 1, 2024.

(3)	Mr. Overholtzer was granted 100,000 RSUs which were, subject to Continuous Service, had a vesting period of two years, and as of October 31, 2023, all except 25,000 of such RSUs have vested. The remaining 25,000 RSUs vested on February 1, 2024, 2024.

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Employment Agreements

Employment Agreement- Michael L. Peterson

We entered into an employment agreement with Michael L. Peterson, who became our CEO, effective as of October 23, 2023, for a term ending on December 31, 2025, which shall auto-renew for additional one-year terms. Mr. Peterson reports directly the Board and performs his services in Utah.

We have agreed to pay Mr. Peterson a salary of $350,000. He is eligible for an annual bonus targeted at 100% of base salary, as determined by the Board based on his performance and the achievement by the Company of financial, operating and other objectives set by the Board. Mr. Peterson was also granted an award of 1,000,000 of restricted stock, subject to Continuous Service, with a vesting schedule in which 25% of the shares of restricted stock will vest 6 months after effective date of his employment agreement, and the remainder shall vest in equal tranches every 6 months thereinafter until either the shares of restricted stock are fully vested or Mr. Peterson’s Continuous Service with the Company terminates, whichever occurs first. As of October 31, 2023, none of the shares of restricted stock awarded to Mr. Peterson have vested. Mr. Peterson also receives a standard benefit package, and reimbursement for reasonable business and travel expenses. He also is eligible for twenty-five vacation days per annum. Although Mr. Peterson is employed pursuant to a term, either the Company or Mr. Peterson may terminate his employment earlier. We may terminate Mr. Peterson’s employment with or without Cause. “Cause” means: (a) conviction of, or plea of nolo contendere to any felony or crime involving dishonesty or moral turpitude (whether or not a felony); (b) any action by Mr. Peterson involving fraud, breach of the duty of loyalty, malfeasance or willful misconduct; (c) the failure or refusal by Mr. Peterson to perform any material duties hereunder or to follow any lawful and reasonable direction of the Company; (d) intentional damage to any property of the Company; (e) chronic neglect or absenteeism in the performance of Mr. Peterson’s duties; (f) willful misconduct, or other material violation of Company policy or code of conduct that causes a material adverse effect upon the Company; (g) material uncured breach of any written agreement with the Company (subject to a 10 business day cure right on behalf of the Company); or (h) any action that in the reasonable belief of the Company shall or potentially shall subject the Company to negative or adverse publicity or effects.

Mr. Peterson may resign on 90 days’ written notice.

In the event of a termination without Cause, we have agreed, if Peterson signs a release in a form provided by the Company, to pay Mr. Peterson severance of twelve months of Base Salary continuation for the twelve-month period of time following the separation date. Delaware law governs Mr. Peterson’s employment agreement, provided that any disputes are resolved via arbitration in San Jose, California.

Mr. Peterson has agreed to the Company’s standard form of Confidentiality, Non-Solicitation, and Non-Compete Agreement as a condition of execution of the Agreement.

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Employment Agreement- Greg Overholtzer

Effective as of February 1, 2022, we entered into an employment agreement with our Chief Financial Officer, Greg Overholtzer. Mr. Overholtzer is employed effective February 25, 2022, for a term ending on December 31, 2024, which shall auto-renew for additional one-year terms. Mr. Overholtzer reports directly to the Board and performs his services in California.

We have agreed to pay Mr. Overholtzer a salary of $60,000, provided his salary increased to $120,000 on the first date the Company’s shares were publicly traded. He became eligible for an annual bonus beginning in 2022, targeted at 50% of base salary, as determined by the Board based on his performance and the achievement by the Company of financial, operating and other objectives set by the Board. Mr. Overholtzer was also granted an award of 100,000 RSUs which, as of October 31, 2023, have vested with respect to 75,000 RSUs, and the remaining and the remaining 25,000 RSUs have been vested on February 1, 2024. Mr. Overholtzer also receives a standard benefit package, and reimbursement for reasonable business and travel expenses. He also is eligible for twenty-five vacation days per annum. Although Mr. Overholtzer is employed pursuant to a term, either side may terminate his Agreement earlier. We may terminate Mr. Overholtzer’s employment with or without Cause. “Cause” means: (a) conviction of, or plea of nolo contendere to any felony or crime involving dishonesty or moral turpitude (whether or not a felony); (b) any action by Mr. Overholtzer involving fraud, breach of the duty of loyalty, malfeasance or willful misconduct; (c) the failure or refusal by Mr. Overholtzer to perform any material duties hereunder or to follow any lawful and reasonable direction of the Company; (d) intentional damage to any property of the Company; (e) chronic neglect or absenteeism in the performance of Mr. Overholtzer’s duties; (f) willful misconduct, or other material violation of Company policy or code of conduct that causes a material adverse effect upon the Company; (g) material uncured breach of any written agreement with the Company (subject to a 10 business day cure right on behalf of the Company); or (h) any action that in the reasonable belief of the Company shall or potentially shall subject the Company to negative or adverse publicity or effects.

Mr. Overholtzer may resign on 90 days’ written notice.

In the event of a termination without Cause, we have agreed, if Mr. Overholtzer signs a release in a form provided by the Company, to pay Mr. Overholtzer severance of twelve months of Base Salary continuation for the twelve month period of time following the separation date. Delaware law governs Mr. Overholtzer’s agreement, provided that any disputes are resolved via arbitration in San Jose, California.

Mr. Overholtzer has agreed to the Company’s standard form of Confidentiality, Non-Solicitation, and Non-Compete Agreement as a condition of execution of the Agreement.

Employment Agreement- Steven A. Rowlee

We entered into an employment agreement with our COO, Steven A. Rowlee, effective as of May 1, 2023, for a term ending on December 31, 2024, which shall auto-renew for additional one-year terms. Mr. Rowlee reports to the CEO and performs his services in California.

We have agreed to pay Mr. Rowlee a salary of $170,000. He is eligible for an annual bonus, beginning in 2023, targeted at 50% of base salary, as determined by the Board based on his performance and the achievement by the Company of financial, operating and other objectives set by the Board. We are able to reevaluate base salary in the event we purchase all or some of the assets of Trio LLC or if all of a substantial portion of Trio LLC’s assets are disposed or sold to a third party unaffiliated with the Company. Mr. Rowlee was also granted an award of 150,000 RSUs, subject to Continuous Service, with a vesting schedule in which 25% of the RSUs vested 5 months after the employment start date of May 1, 2023, and the remainder shall vest in equal tranches every 6 months thereinafter until either the RSUs are fully vested or Mr. Rowlee’s Continuous Service with the Company terminates, whichever occurs first. As of October 1, 2023, 37,500 of the RSUs have vested and the remaining 112,500 RSUs will vest in equal tranches of 37,500 RSUs on each of April 1, 2024, October 1, 2024, and April 1, 2025. Mr. Rowlee also receives a standard benefit package, and reimbursement for reasonable business and travel expenses. He also is eligible for twenty-five vacation days per annum. Although Mr. Rowlee is employed pursuant to a term, either side may terminate his Agreement earlier. We may terminate Mr. Rowlee’s employment with or without Cause. “Cause” means: (a) conviction of, or plea of nolo contendere to any felony or crime involving dishonesty or moral turpitude (whether or not a felony); (b) any action by Mr. Rowlee involving fraud, breach of the duty of loyalty, malfeasance or willful misconduct; (c) the failure or refusal by Mr. Rowlee to perform any material duties hereunder or to follow any lawful and reasonable direction of the Company; (d) intentional damage to any property of the Company; (e) chronic neglect or absenteeism in the performance of Mr. Rowlee’s duties; (f) willful misconduct, or other material violation of Company policy or code of conduct that causes a material adverse effect upon the Company; (g) material uncured breach of any written agreement with the Company (subject to a 10 business day cure right on behalf of the Company); or (h) any action that in the reasonable belief of the Company shall or potentially shall subject the Company to negative or adverse publicity or effects.

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Mr. Rowlee may resign on 90 days’ written notice.

In the event of a termination without Cause, we have agreed, if Mr. Rowlee signs a release in a form provided by the Company, to pay Mr. Rowlee severance of twelve months of Base Salary continuation for the twelve month period of time following the separation date. Delaware law governs Mr. Rowlee’s agreement, provided that any disputes are resolved via arbitration in San Jose, California.

Mr. Rowlee has agreed to the Company’s standard form of Confidentiality, Non-Solicitation, and Non-Compete Agreement as a condition of execution of the Agreement.

Employment Agreement- Terence B. Eschner

We entered into an employment agreement with our President, Terence B. Eschner, effective as of May 1, 2023, for a term ending on December 31, 2024, which shall auto-renew for additional one-year terms. Mr. Eschner reports to the CEO and performs his services in Colorado or California.

We have agreed to pay Mr. Eschner a salary of $170,000. He is eligible for an annual bonus, beginning in 2023, targeted at 50% of base salary, as determined by the Board based on his performance and the achievement by the Company of financial, operating and other objectives set by the Board. We are able to reevaluate base salary in the event we purchase all or some of the assets of Trio LLC or if all of a substantial portion of Trio LLC’s assets are disposed of or sold to a third party unaffiliated with the Company. Mr. Eschner was also granted an award of 150,000 RSUs, subject to Continuous Service, with a vesting schedule in which 25% of the RSUs vested 5 months after the employment start date of May 1, 2023, and the remainder shall vest in equal tranches every 6 months thereinafter until either the RSUs are fully vested or Mr. Eschner’s Continuous Service with the Company terminates, whichever occurs first. As of October 1, 2023, 37,500 of the RSUs have vested and the remaining 112,500 RSUs will vest in equal tranches of 37,500 RSUs on each of April 1, 2024, October 1, 2024 and April 1, 2025. Mr. Eschner also receives a standard benefit package, and reimbursement for reasonable business and travel expenses. He also is eligible for twenty-five vacation days per annum. Although Mr. Eschner is employed pursuant to a term, either side may terminate his Agreement earlier. We may terminate Mr. Eschner’s employment with or without Cause. “Cause” means: (a) conviction of, or plea of nolo contendere to any felony or crime involving dishonesty or moral turpitude (whether or not a felony); (b) any action by Mr. Eschner involving fraud, breach of the duty of loyalty, malfeasance or willful misconduct; (c) the failure or refusal by Mr. Eschner to perform any material duties hereunder or to follow any lawful and reasonable direction of the Company; (d) intentional damage to any property of the Company; (e) chronic neglect or absenteeism in the performance of Mr. Eschner’s duties; (f) willful misconduct, or other material violation of Company policy or code of conduct that causes a material adverse effect upon the Company; (g) material uncured breach of any written agreement with the Company (subject to a 10 business day cure right on behalf of the Company); or (h) any action that in the reasonable belief of the Company shall or potentially shall subject the Company to negative or adverse publicity or effects.

Mr. Eschner may resign on 90 days’ written notice.

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In the event of a termination without Cause, we have agreed, if Mr. Eschner signs a release in a form provided by the Company, to pay Mr. Eschner severance of twelve months of Base Salary continuation for the twelve-month period of time following the separation date. Delaware law governs Mr. Eschner’s agreement, provided that any disputes are resolved via arbitration in San Jose, California.

Mr. Eschner has agreed to the Company’s standard form of Confidentiality, Non-Solicitation, and Non-Compete Agreement as a condition of execution of the Agreement.

Employment Agreement- Stanford Eschner

We entered into an employment agreement with our Vice Chairman, Stanford Eschner, effective as of May 1, 2023, for a term ending on December 31, 2024, which shall auto-renew for additional one-year terms. Mr. Eschner reports to the CEO and performs his services in California.

We have agreed to pay Mr. Eschner a salary of $170,000. He is eligible for an annual bonus, beginning in 2023, targeted at 50% of base salary, as determined by the Board based on his performance and the achievement by the Company of financial, operating and other objectives set by the Board. We are able to reevaluate base salary in the event we purchase all or some of the assets of Trio LLC or if all of a substantial portion of Trio LLC’s assets are disposed of or sold to a third party unaffiliated with the Company. Mr. Eschner was also granted an award of 150,000 RS, subject to Continuous Service, with a vesting schedule in which 25% of the RSUs vested 5 months after the employment start date of May 1, 2023, and the remainder shall vest in equal tranches every 6 months thereinafter until either the RSS are fully vested or Mr. Eschner’s Continuous Service with the Company terminates, whichever occurs first. As of October 1, 2023, 37,500 of the RSUS have vested and the remaining 112,500 RSUs will vest in equal tranches of 37,500 RSUs on each of April 1, 2024, October 1, 2024 and April 1, 2025. Mr. Eschner also receives a standard benefit package, and reimbursement for reasonable business and travel expenses. He also is eligible for twenty-five vacation days per annum. Although Mr. Eschner is employed pursuant to a term, either side may terminate his Agreement earlier. We may terminate Mr. Eschner’s employment with or without Cause. “Cause” means: (a) conviction of, or plea of nolo contendere to any felony or crime involving dishonesty or moral turpitude (whether or not a felony); (b) any action by Mr. Eschner involving fraud, breach of the duty of loyalty, malfeasance or willful misconduct; (c) the failure or refusal by Mr. Eschner to perform any material duties hereunder or to follow any lawful and reasonable direction of the Company; (d) intentional damage to any property of the Company; (e) chronic neglect or absenteeism in the performance of Mr. Eschner’s duties; (f) willful misconduct, or other material violation of Company policy or code of conduct that causes a material adverse effect upon the Company; (g) material uncured breach of any written agreement with the Company (subject to a 10 business day cure right on behalf of the Company); or (h) any action that in the reasonable belief of the Company shall or potentially shall subject the Company to negative or adverse publicity or effects.

Mr. Eschner may resign on 90 days’ written notice.

In the event of a termination without Cause, we have agreed, if Mr. Eschner signs a release in a form provided by the Company, to pay Mr. Eschner severance of twelve months of Base Salary continuation for the twelve-month period of time following the separation date. Delaware law governs Mr. Eschner’s agreement, provided that any disputes are resolved via arbitration in San Jose, California.

Mr. Eschner has agreed to the Company’s standard form of Confidentiality, Non-Solicitation, and Non-Compete Agreement as a condition of execution of the Agreement.

Employment Agreement/Consulting Agreement – Frank Ingriselli

Effective as of February 1, 2022, we entered into an employment agreement with our former CEO, Frank Ingriselli. Mr. Ingriselli was employed effective February 25, 2022 for a term ending on December 31, 2024, but his employment was terminated, as of October 23, 2023, as a result of his resignation as CEO of the Company.

On October 16, 2023, the Company and Global Venture Investments LLC (“Consultant”), a Delaware limited liability company and a wholly-owned consulting firm owned 100% by Mr. Ingriselli, entered into a Consulting Agreement (the “Consulting Agreement”), effective as of October 23, 2023, and continuing through December 31, 2023. Pursuant to the Consulting Agreement, Mr. Ingriselli provides services relating to investor relations, public relations, financing strategies, corporate strategies, and development of business opportunities and providing background information with respect to Company’s history. In consideration for his consulting services, and pursuant to the terms of the Consulting Agreement, the Company has agreed to pay Mr. Ingriselli a cash consulting fee equal to $10,000 per month, payable within five business days after the commencement of each calendar month during the term of the Consulting Agreement. With prior written consent from the Company, the Company shall reimburse Mr. Ingriselli for all reasonable out-of-pocket travel expenses incurred by Mr. Ingriselli when such travel is specifically requested by the Company. Pursuant to the Consulting Agreement, all Confidential Information (as defined in the Consulting Agreement) remains the property of the Company, including, without limitation, the Company’s proprietary information, technical data, trade secrets, know-how, financial information, product plans, products, services, research, and developments. The Consulting Agreement terminated on December 31, 2023, in accordance with its terms.

Incentive Award Plans

2022 Equity Incentive Plan

We have adopted and approved the 2022 Equity Incentive Plan (the “2022 Incentive Plan”). Under the 2022 Incentive Plan, we may grant cash and equity incentive awards to eligible service providers in order to attract, motivate and retain the talent for which we compete. The material terms of the 2022 Incentive Plan are summarized below.

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Types of Awards. The 2022 Incentive Plan provides for the grant of non-qualified stock options (“NQSOs”), incentive stock options (“ISOs”), restricted stock awards, restricted stock and restricted stock units (“RSUs”), equity appreciation rights, and other forms of stock-based compensation.

Eligibility and Administration. Employees, officers, consultants, directors, and other service providers of the Company and its subsidiaries are eligible to receive awards under the 2022 Incentive Plan. The 2022 Incentive Plan is administered by the board which may delegate its duties and responsibilities to committees of the company’s directors and/or officers (all such bodies and delegates referred to collectively as the plan administrator), subject to certain limitations that may be imposed under Section 16 of the Exchange Act, and/or other applicable law or stock exchange rules, as applicable. The plan administrator has the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the 2022 Incentive Plan, subject to its express terms and conditions. The plan administrator also sets the terms and conditions of all awards under the 2022 Incentive Plan, including any vesting and vesting acceleration conditions.

Share Reserve. Pursuant to the 2022 Incentive Plan, we have reserved 4,000,000 shares of the shares of Common Stock for issuance thereunder. The share reserve is subject to the following adjustments:

● The share limit is increased by the number of shares subject to awards granted that later are forfeited, expire or otherwise terminate without issuance of shares, or that are settled for cash or otherwise do not result in the issuance of shares.

● Shares that are withheld upon exercise to pay the exercise price of a stock option or satisfy any tax withholding requirements are added back to the share reserve and again are available for issuance under the 2022 Incentive Plan.

Awards issued in substitution for awards previously granted by a company that merges with, or is acquired by, the Company do not reduce the share reserve limit under the 2022 Incentive Plan.

Stock Options and Equity Appreciation Rights. ISOs may be granted only to employees of the Company, or to employees of a parent or subsidiary of the Company, determined as of the date of grant of such options. An ISO granted to a prospective employee upon the condition that such person becomes an employee shall be deemed granted effective on the date such person commences employment. The exercise price of an ISO shall not be less than 100% of the fair market value of the shares covered by the awards on the date of grant of such option pursuant to the Internal Revenue Code of 1986, as amended from time to time (the “Code”). Notwithstanding the foregoing, an ISO may be granted with an exercise price lower than the minimum exercise price set forth above if such award is granted pursuant to an assumption or substitution for another option in a manner that complies with the provisions of Section 424(a) of the Code. Notwithstanding any other provision of the 2022 Incentive Plan to the contrary, no ISO may be granted under the 2022 Incentive Plan after 10 years from the date that the 2022 Incentive Plan was adopted. No ISO shall be exercisable after the expiration of 10 years after the effective date of grant of such award, subject to the following sentence. In the case of an ISO granted to a ten percent stockholder, (i) the exercise price shall not be less than 110% of the fair market value of a share on the date of grant of such ISO, and (ii) the exercise period shall not exceed 5 years from the effective date of grant of such ISO. Equity appreciation rights will entitle the holder to receive a payment (in cash or in shares) based on the appreciation in the fair market value of the shares subject to the award up to a specified date or dates. Equity appreciation rights may be granted to the holders of any stock options granted under the 2022 Equity Incentive Plan or may be granted independently of and without relation to stock options.

Restricted Stock and Restricted Stock Units. The committee may award restricted stock and RSUs under the 2022 Incentive Plan. Restricted stock awards consist of shares of stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified vesting conditions are not satisfied. RSU awards result in the transfer of shares of stock to the participant only after specified vesting conditions are satisfied. A holder of restricted stock is treated as a current shareholder and shall be entitled to dividend and voting rights, whereas the holder of a restricted stock unit is treated as a shareholder with respect to the award only when the shares are delivered in the future. Specified vesting conditions may include performance goals to be achieved during any performance period and the length of the performance period. The committee may, in its discretion, make adjustments to performance goals based on certain changes in the Company’s business operations, corporate or capital structure or other circumstances. When the participant satisfies the conditions of an RSU award, the Company may settle the award (including any related dividend equivalent rights) in shares, cash or other property, as determined by the committee, in its sole discretion.

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Other Shares or Share-Based Awards. The committee may grant other forms of equity-based or equity-related awards other than stock options, equity appreciation rights, restricted stock or restricted stock units. The terms and conditions of each stock-based award shall be determined by the committee.

Sale of the Company. Awards granted under the 2022 Incentive Plan do not automatically accelerate and vest, become exercisable (with respect to stock options), or have performance targets deemed earned at target level if there is a sale of the Company. The Company does not use a “liberal” definition of change in control as defined in Institutional Shareholder Services’ proxy voting guidelines. The 2022 Incentive Plan provides flexibility to the committee to determine how to adjust awards at the time of a sale of the Company.

Transferability of Awards. Except as described below, awards under the 2022 Incentive Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The committee has discretion, however, to permit certain transfer of awards to other persons or entities.

Adjustments. As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2022 Incentive Plan and any outstanding awards, as well as the exercise price or base price of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

Amendment and Termination. The board of directors may amend, modify or terminate the 2022 Incentive Plan without stockholder approval, except that stockholder approval must be obtained for any amendment that, in the reasonable opinion of the board or the committee, constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of a stock exchange on which shares of Common Stock are then listed. The 2022 Incentive Plan will terminate upon the earliest of (1) termination of the 2022 Incentive Plan by the board of directors, or (2) the tenth anniversary of the board adoption of the 2022 Incentive Plan. Awards outstanding upon expiration of the 2022 Incentive Plan shall remain in effect until they have been exercised or terminated, or have expired.

Director Compensation

The following table provides information for the compensation of our non-employee directors for the fiscal year ended October 31, 2023:

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Total ($)
John Randall	31,538	-	31,538
Thomas J. Pernice	31,538	-	31,538
William J. Hunter	31,538	-	31,538

The material terms of the non-employee director compensation program are summarized below.

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The non-employee director compensation provides for annual retainer fees and/or long-term equity awards for our non-employee directors. We expect each non-employee director will receive an annual retainer of $50,000 plus an additional $10,000 for each board committee that he or she is on.

Compensation under our non-employee director compensation policy will be subject to the annual limits on non-employee director compensation set forth in the 2022 Incentive Plan, as described above, but such limits will not apply prior to the first calendar year following the calendar year in which our initial public offering was completed. Our board of directors or its authorized committee may modify the non-employee director compensation program from time to time in the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, subject to the annual limit on non-employee director compensation set forth in the 2022 Incentive Plan. As provided in the 2022 Incentive Plan, our board of directors or its authorized committee may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the board of directors or its authorized committee may determine in its discretion.

Compensation Committee Report Sessions

The compensation committee of the Board of Directors is currently comprised of Mr. Pernice and Mr. Hunter, each of whom the Board of Directors has determined to be independent. This report shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates the information contained in this section by reference and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

The compensation committee has reviewed and discussed with management the disclosure regarding executive compensation contained in this Proxy Statement for the Annual Meeting. Based on the review and discussions, the compensation committee recommended to the Board that such disclosure be included in this Proxy Statement.

This Compensation Report has been furnished by the Compensation Committee of the Board.

Mr. Thomas J. Pernice (Chair of the Compensation Committee)

Mr. William Hunter

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Common Stock, as of June 18, 2024 by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of Common Stock (other than named executive officers and directors);

●	each of our named executive officers;

●	each of our directors;

●	all of our executive officers and directors as a group;

The number of shares beneficially owned by each stockholder is determined in accordance with the rules issued by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them, subject to any community property laws.

Percentage ownership of our Common Stock is based on 50,328,328 shares of Common Stock outstanding as of June 18, 2024. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Common Stock subject to options, restricted units, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of that date are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

To calculate a stockholder’s percentage of beneficial ownership of Common Stock, we must include in the numerator and denominator those shares of Common Stock, as well as those shares of Common Stock underlying options, warrants and convertible securities, that such stockholder is considered to beneficially own. Shares of Common Stock underlying options, warrants and convertible securities, held by other stockholders, however, are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership of each of the stockholders may be different.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o Trio Petroleum Corp., 5401 Business Park South, Suite 115, Bakersfield, CA 93309. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

	Beneficial Ownership of Common Stock
Name of Beneficial Owner	Shares	%
5% Stockholders:
Primal Nutrition, Inc. (1)	2,902,936	5.77%

Named Executive Officers and Directors:
Robin Ross(2)	255,008	*
Terry Eschner	650,000	1.29%
Steven Rowlee (3)	650,000	1.29%
Stan Eschner (4)	1,150,000	2.28%
Greg Overholtzer	100,000	*
Michael L. Peterson	1,185,000	2.36%
William J. Hunter	310,000	*
John Randall	100,000	*
Thomas J. Pernice	100,000	*
All directors and executive officers as a group (9 persons)	7,402,944	14.71%

(1)	Consists of (1) 2,752,936 shares of Common Stock and (2) 150,000 shares of Common Stock issuable upon exercise of the Pre-Funded Warrants. Primal Nutrition, Inc. is a Delaware corporation for which Mark Sisson holds investment and voting control. The address of Primal Nutrition Inc. is 100 S. Pointe Drive, #1106, Miami Beach, FL 33139.

(2)	In addition, upon his reappointment to the Board in June 2024, the Board agreed to grant to Mr. Ross 1,000,000 RSUs, of which (i) 450,000 were awarded on June 20, 2024 and (ii) 550,000 will be awarded subject to and conditioned when there are a sufficient number of shares of common stock reserved under the 2022 Plan to make such additional award of RSUs. If stockholder approval is obtained at the Annual Meeting to increase the number of shares of common stock reserved under the 2022 Plan to 10,000,000 shares of common stock, then the second award of 550,000 RSUs will be made shortly after the Annual Meeting. None of the 450,000 RSUs awarded to Mr. Ross vest within 60 days of June 18, 2024.

(3)	Consists of 500,000 shares held by the DLASY Trust, a trust for which Mr. Rowlee holds investment and voting control over and 150,000 shares held by Mr. Rowlee himself. The address of the DLASY Trust is 13601 Powder River Avenue, Bakersfield, CA 93314.

(4)	Consists of (i) 500,000 shares held by the Stanford Eschner Trust No. 1, for which Mr. Eschner holds investment and voting control over; the address of the Stanford Eschner Trust No. 1 is 6501 Kane Way, Bakersfield, CA 93309, (ii) 500,000 shares held by Trio LLC, a California Limited Liability Company, for which Stan Eschner serves as the Executive Chairman, and as such may be deemed to hold investment and voting control over Trio LLC’s shares; the address of Trio LLC is 5401 Business Park South, Suite 115, Bakersfield, CA 93309, and (iii) 150,000 shares held by Stanford Eschner himself.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following includes a summary of transactions since July 19, 2021 (inception) to which we have been a party in which the amount involved will exceed $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive and Director Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.

Related Party Transactions

Stanford Eschner and Steven Rowlee, members of TPET’s management team, are also members of Trio LLC’s management team. Stanford Eschner, our Executive Chairman and a director, and Steven Rowlee, our Chief Operating Officer, are employed by and/or part owners of Trio LLC. Stanford Eschner is Trio LLC’s Chairman and Steven Rowlee is its Vice President. Trio LLC personnel Stanford Eschner, Steven Rowlee, Gary Horace, Calli Shanley and Judy Ayler are under salaries with TPET and are also employees and/or part owners of Trio LLC. Terence Eschner, our President, also works as a consultant to Trio LLC through his company Sarlan Resources, Inc. Most of Trio LLC’s personnel are part owners of TPET. Trio LLC is Operator of the South Salinas Project and of the McCool Ranch Oil Field on behalf of TPET and of the other working interest owners. Transactions between TPET and Trio LLC are related party transactions because of these relationships.

Michael Peterson, our Chief Executive Officer and a director, and Greg Overholtzer, our Chief Financial Officer, are employed by Lafayette Energy Corp (“LEC”). Michael Peterson is LEC’s Chief Executive Officer and Greg Overholtzer is LEC’s Chief Financial Officer. TPET and LEC both have interests in the Asphalt Ridge Asset in Utah, TPET has an option at this asset, and LEC is now the Operator of the asset. Transactions between TPET and LEC are related party transactions because of these relationships.

South Salinas Project Purchase

Initial Purchase and Sale Agreement

On September 14, 2021, we entered into a purchase and sale agreement where we acquired Trio LLC’s approximate 82.75% WI in the South Salinas Project for consideration of $4 million and 4,900,000 shares of our Common Stock.

Fourth Amendment to the Purchase and Sale Agreement

On December 22, 2022, we entered into the Fourth Amendment where we acquired a subsequent additional approximate 3% WI in the South Salinas Project from Trio LLC for $60,529.40. In addition, the Fourth Amendment granted us a 120-day option to acquire the Optioned Assets. The Option Fee is $150,000, which was paid by the Company to Trio LLC. The Optioned Assets are as follows:

● The Hangman Hollow Field asset with an option to acquire Trio LLC’s 44% working interest and their Operatorship;

● The Kern Front Field asset with an option to acquire Trio LLC’s 22% working interest and their Operatorship; and

● The Union Avenue Field with an option to acquire Trio LLC’s 20% working interest and their Operatorship;

On May 12, 2023, subsequent to the 120-day option window referenced above, TPET announced the signing of an Acquisition Agreement to potentially acquire up to 100% of the working interest in the Union Avenue Field. The Agreement was between TPET and Trio LLC, with Trio LLC acting on behalf of itself as Operator and holding a 20% working interest in Union Avenue Field as well as agreeing to act to help facilitate the acquisition by TPET of the remaining 80% working interest. As Trio LLC is partly owned and controlled by members of Trio’s management, this would have been a related party transaction, and a special committee of Trio’s board of directors (the “Trio Special Committee”) was formed to evaluate and negotiate the terms of this acquisition. TPET engaged KLSP to conduct a comprehensive analysis and valuation of the asset, which analysis was delivered to TPET and evaluated by the Trio Special Committee. However, TPET and Trio LLC did not agree on the terms and transaction was not closed.

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Under the Fourth Amendment, we also agreed to start the process of pursuing and consummating additional lease acquisitions in the areas deemed by the parties to be higher priority areas lying within and around the South Salinas Project Area. Such acquisitions were approved for an aggregate purchase price not to exceed approximately $79,000.00. Some leases were acquired in February and March, 2023, as described more-fully elsewhere hereunder.

Further under the Fourth Amendment, we agreed to engage the services of a contractor to do road access work and dirt-moving work (estimated to cost approximately $170,000.00) that was necessary before the commencement of drilling the HV-1 well. We also agreed to pay a deposit (in an amount not to exceed $25,000) to secure a drilling rig to drill the HV-1 well, which was drilled in May, 2023. This deposit was not required and was not paid.

Finally, we agreed, retroactively commencing on May 1, 2022, to accrue a monthly consulting fee of $35,000.00, due and payable by the Company to Trio LLC no later than two weeks following the closing date of Company’s IPO. This fee was intended to cover the work being done for the Company by Trio LLC’s employees prior to the closing date of our IPO. This consulting fee was paid by TPET to Trio LLC.

McCool Ranch Oil Field Asset Purchase

In October 2023, TPET entered into an agreement (“McCool Ranch Purchase Agreement”) with Trio LLC for purchase of a 21.918315% working interest in the McCool Ranch Oil Field located in Monterey County near the Company’s flagship South Salinas Project. As Trio LLC is partly owned and controlled by members of TPET’s management, this was a related party transaction, and the aforementioned Trio Special Committee was involved in the evaluation and negotiation of the terms of the acquisition. TPET engaged KLSP to conduct a comprehensive analysis and valuation of the asset, which in-progress, preliminary results were delivered to TPET and evaluated by the Trio Special Committee. The Company initially recorded a payment of $100,000 upon execution of the McCool Ranch Purchase Agreement, at which time Trio LLC began refurbishment operations with respect to the San Ardo WD-1 water disposal well (the “WD-1”) to determine if it was mechanically capable of reasonably serving the produced water needs for the assets. With refurbishment successfully accomplished, the Company is obligated to pay an additional $400,000 per the McCool Ranch Purchase Agreement. TPET has paid approximately $148,566 through March 31, 2024. These additional costs are capitalized costs and are reflected in the balance of the oil and gas property as of January 31, 2024.

Asphalt Ridge Asset Purchase

On November 10, 2023, TPET entered into a Leasehold Acquisition and Development Option Agreement (the “Asphalt Ridge Option Agreement”) with Heavy Sweet Oil LLC (“HSO”). Pursuant to the Asphalt Ridge Option Agreement, the Company acquired an option to purchase up to a 20% working interest in certain leases at a long-recognized, major oil accumulation in northeastern Utah, in Uintah County, southwest of the city of Vernal, totaling 960 acres. LEC has since acquired HSO and become Operator of the Asphalt Ridge Asset. Since LEC is partly owned and controlled by members of our management, transactions including acquisitions between TPET and LEC relating to the Asphalt Ridge Asset and/or to other assets constitute related party transactions and, therefore, a special committee of our board of directors, comprised of Mr. Pernice, Mr. Randall and Mr. Hunter (the “Lafayette Special Committee”) has been formed to evaluate and negotiate the terms of any such future transactions. In addition, in accordance with our Related Person Transaction Policy, we will have any such future transactions reviewed and approved by our Board’s Audit Committee. TPET will engage KLS Petroleum Consulting LLC (“KLSP”) or other third-party experts, as deemed necessary by TPET’s management and/or by the Lafayette Special Committee, to conduct comprehensive analyses and to provide valuations of such assets, which analyses will be delivered to the Company and evaluated by the Trio Special Committee.

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Restricted Stock Units (“RSUs”) issued to Directors

On July 11, 2022, the Company issued 60,000 shares of its $0.0001 par common stock to each of its five outside Directors with a fair value of $0.29 per share for an aggregate grant date value of $88,200. The fair value was calculated via a third-party valuation performed using income and market methods, as well as a discounted cash flow method, with the terminal value using a market multiples method, adjusted for a lack of marketability. The shares, or RSUs, vest in full upon the six-month anniversary of the IPO, subject to the directors’ continued service on the vesting date; upon issuance, the shares will be fully paid and non-assessable. Upon consummation of the IPO, the vesting period for these shares began and for the years ended October 31, 2023 and 2022, the Company recognized stock-based compensation in the amount of $88,200 and $0, respectively, within stock-based compensation expenses on the income statement, with unrecognized expense of $0 as of the period ended October 31, 2023.

On September 2, 2023, the Company issued an aggregate 425,000 shares of its $0.0001 par common stock to four outside directors with a fair value of $0.64 per share for a grant date value of $273,275. The shares, or RSUs, vest in full upon the six-month anniversary of the vesting commencement date (or August 28, 2023), subject to the directors’ continued service on the vesting date. For the three months ended January 31, 2024 and 2023, the Company recognized stock-based compensation in the amount of $135,899 and $0, respectively, within stock-based compensation expenses on the income statement, with unrecognized expense of $41,361 as of the period ended January 31, 2024.

Restricted Shares issued to Executives and Employees

In February 2022, the Company entered into an employee agreements with Frank Ingriselli (Chief Executive Officer or “CEO”) and Greg Overholtzer (Chief Financial Officer or “CFO”) which, among other things, provided for the grant of restricted shares in the amounts of 1,000,000 and 100,000, respectively, pursuant to the 2022 Equity Incentive Plan (“the Plan”). Per the terms of the employee agreements, subject to continued employment, the restricted shares vest over a two-year period, under which 25% will vest upon the earlier of three months after the IPO or six months after the grant date. After this date, the remainder vest in equal tranches every six months until fully vested. As the Plan was not adopted until October 17, 2022 (see Note 7), these shares will be recorded as of that date at a fair value of $0.294 per share; such value was calculated via a third-party valuation performed using income and market methods, as well as a discounted cash flow method, with the terminal value using a market multiples method, adjusted for a lack of marketability (see Note 10). As of October 31, 2022, the Company recorded 1,100,000 restricted shares at a fair value of $323,400, and for the three months ended January 31, 2024 and 2023, the Company recognized stock-based compensation of $40,757 and $40,757, respectively, within stock-based compensation expenses on the income statement, with unrecognized expense of $114,741 as of January 31, 2024.

In May 2023, the Company entered into six employee agreements which, among other things, provided for the grant of an aggregate of 700,000 restricted shares pursuant to the Plan. Per the terms of the employee agreements, subject to continued employment, the restricted shares vest as follows: 25% of the shares will vest five months after the issuance date, after which the remainder vest in equal tranches every six months until fully vested. The shares were recorded on the date of issuance at a fair value of $2.15 per share for an aggregate fair value of $1,505,000, and for the three months ended January 31, 2024 and 2023, the Company recognized stock-based compensation of $189,845 and $0, respectively, within stock-based compensation expenses on the income statement, with unrecognized expense of $874,936 as of the period ended January 31, 2024.

On July 20, 2023, pursuant to the Ingriselli Employment Agreement (see above), the Company issued 200,000 restricted shares (subject to the Plan) as a discretionary annual bonus at a fair value of $1.07 per share to Mr. Ingriselli for an aggregate fair value of $213,000. The shares vested fully on July 24, 2023 and the Company recognized stock-based compensation of $213,000 within stock-based compensation expenses on the income statement for the period ended July 31, 2023.

On October 16, 2023, the Company and Michael L. Peterson entered into an employment agreement (the “Peterson Employment Agreement”), effective as of October 23, 2023, pursuant to which Mr. Peterson will serve as Chief Executive Officer of the Company, replacing Mr. Ingriselli. Pursuant to the Peterson Employment Agreement, Mr. Peterson will be paid an annual base salary of $350,000. In addition, Mr. Peterson is entitled to receive, subject to his continuing employment with the Company on the applicable date of the bonus payout, an annual target discretionary bonus of up to 100% of his annual base salary, payable at the discretion of the Compensation Committee of the Board based upon the Company’s and Mr. Peterson’s achievement of objectives and milestones to be determined on an annual basis by the Board.

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Pursuant to the Peterson Employment Agreement, the Company issued Mr. Peterson is a grant of 1,000,000 shares of restricted stock (the “Peterson Grant”) pursuant to the Company’s Omnibus Incentive Compensation Plan (the “Plan”) at a fair value of $0.27 per share for a grant date fair value of $271,000. The restricted stock grant vests over a period of two years, with 25% of the shares of restricted stock vesting six months after the Peterson Employment Agreement Effective Date, and the remainder vesting in equal tranches on each of the 12-, 18-, and 24-month anniversary dates of the Peterson Employment Agreement. For the three months ended January 31, 2024 and 2023, the Company recognized stock-based compensation of $34,153 and $0, respectively, within stock-based compensation expenses on the income statement, with unrecognized expense of $233,505 as of the period ended January 31, 2024. On March 26, 2024, pursuant to accelerated vesting as further discussed below (See “Loan from Chief Executive Officer”), all shares issued under the Peterson Grant were fully vested.

Ingriselli Consulting Agreement

On October 6, 2023, Mr. Ingriselli delivered notice of his resignation as the Company’s Chief Executive Officer, effective on October 23, 2023. Upon his resignation, Mr. Ingriselli continued as a director and as “Vice Chairman” of the Board of Directors of the Company until June 2024. In addition, on October 16, 2023, the Company and Global Venture Investments LLC (“Consultant”), a Delaware Limited Liability Company and a wholly owned consulting firm owned 100% by Mr. Ingriselli, entered into a consulting agreement, effective as of the date of resignation and continuing through December 31, 2023. Pursuant to the Consulting Agreement, the Company will pay Mr. Ingriselli a cash consulting fee equal to $10,000 per month, payable within five business days after the commencement of each calendar month during the term of the Consulting Agreement. The Consulting Agreement terminated on December 31, 2023, in accordance with its terms.

Asphalt Ridge Option Agreement

On November 10, 2023, the Company entered into a Leasehold Acquisition and Development Option Agreement (the “Asphalt Ridge Option Agreement”) with Heavy Sweet Oil LLC (“HSO”). Pursuant to the Asphalt Ridge Option Agreement, the Company acquired an option to purchase up to a 20% production share in certain leases at a long-recognized, major oil accumulation in northeastern Utah, in Uintah County, southwest of the city of Vernal, totaling 960 acres. HSO holds the right to such leases below 500 ft depth from surface (the “Asphalt Ridge Leases”) and the Company acquired the option to participate in HSO’s initial 960 acre drilling and production program on such Asphalt Ridge Leases (the “Asphalt Ridge Option”).

The Asphalt Ridge Option has a term of nine months, through August 10, 2024. Pursuant to the Asphalt Ridge Option, the Company has the exclusive right, but not the obligation, to acquire up to a 20% interest in the Asphalt Ridge Leases for $2,000,000 (the “Purchase Price”), which may be invested in tranches, provided that the initial tranche closing occurs during the Asphalt Ridge Option period and subsequent tranches occurring as soon thereafter as practical within the Asphalt Ridge Option period, with each tranche providing the Company a portion of the ownership of the Asphalt Ridge Leases equal to 20% multiplied by a fraction, the numerator of which is the total consideration paid by the Company, and denominator of which is $2,000,000. Upon receipt of any funding from the Company pursuant to the Asphalt Ridge Option, HSO is required to pay that amount to the named operator of the properties, to pay for engineering, procurement, operations, sales, and logistics activities on the properties. The Asphalt Ridge Option Agreement provides that additional development capital is expected to be secured by HSO, and made available for the Company’s participation, by way of a reserve base lending facility (RBL), provided that if such RBL cannot be obtained or does not cover all subsequent capital costs, HSO agreed to fund a maximum of $5,000,000 of the first funding required for the development program, with the parties splitting any costs thereafter according to their ownership interests. The initial target is three wells, with an estimated cost of $5,000,000 for roads, pads, drilling, and above ground steam and storage facilities, and thereafter the parties anticipate working together to fund further well development based on their proportionate ownership thereof.

On or around the date the parties entered into the Asphalt Ridge Option Agreement, HSO entered into a Leasehold Acquisition and Development Option Agreement with Lafayette Energy Corp (“LEC”), of which Michael Peterson, the Chief Executive Officer and director of the Company, is also the Chief Executive Officer and director, and Frank C. Ingriselli, the Company’s Vice Chairman, is also a director (the “LEC Option”). The LEC Option has similar terms as the Asphalt Ridge Option Agreement, except that it allows LEC to obtain a 30% interest in the Asphalt Ridge Leases and requires LEC to pay certain equity compensation to HSO.

The Company and HSO further agreed that, to the extent LEC does not fully exercise the LEC Option, the Company has the right to acquire up to all 30% of the rights set forth in the LEC Option (or such lesser amount which LEC has not exercised), from HSO, for $3,000,000 cash.

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The exercise of the Asphalt Ridge Option is contingent, unless waived by the Company, upon the following: (a) HSO providing the Company the statements of revenues and direct operating expenses for the prior two years for the asset and the unaudited stub period for 2023, through the date of closing; (b) satisfactory due diligence review by the Company of HSO, the leases, the property and other information; (c) the negotiating of a mutually-acceptable joint operations agreement or other development and operations agreement(s) as agreed by the parties; and (d) HSO providing the Company an updated independent reserves report including proved undeveloped reserves (PUDs) and an estimate of gross valuation and discounted net present values, and indicating best estimate original oil-in-place (OOIP) volumes and gross (100%) contingent oil resources, as of a date no earlier than August 31, 2023, for discoveries located in Northwest Asphalt Ridge, Uinta Basin, Utah.

Loan from Chief Executive Officer

On March 26, 2024, the Company borrowed $125,000 from its Chief Executive Officer, Michael L. Peterson (the “Peterson Loan”), in connection with which the Company delivered to Mr. Peterson an Unsecured Subordinated Promissory Note in the principal amount of $125,000 (the “Peterson Note”). The Note is payable on or before September 26, 2024 (the “Peterson Note Maturity Date”), upon which date the principal balance and interest accruable at a rate of 10% per annum is due and payable to Mr. Peterson by the Company. The Company may prepay the Peterson Note at any time prior to the Peterson Note Maturity Date, in whole or in part, without premium or penalty. The Company is also required to prepay the Peterson Note, in full, prior to the Peterson Note Maturity Date from the proceeds of any equity or debt financing received by the Company of at least $1,000,000. As additional consideration for the Peterson Loan, the Company accelerated the vesting of 1,000,000 shares of restricted stock awarded to Mr. Peterson under the Company’s 2022 Equity Incentive Plan. The Peterson Note also provides for acceleration of payment of the outstanding principal balance and all accrued and unpaid interest in the case of an Event of Default (as such term is defined in the Peterson Note), where there is either a payment default or a bankruptcy event.

Indemnification Agreements

We intend to enter into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director and executive officer to the fullest extent permitted under the DGCL, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

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STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2025 ANNUAL MEETING

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at the 2025 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit such proposals to the principal executive offices of the Company at 5401 Business Park South, Suite 115, Bakersfield, California 93309, Attention: Secretary, not later than 5:00 p.m. Eastern Time on May 19, 2025.

Stockholders intending to present a proposal at our 2025 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in the Bylaws. The Bylaws require, among other things, that in the event that the date of the 2025 Annual Meeting is not more than 30 days in advance of or not later than 60 days after the anniversary of the previous year’s annual meeting, our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day prior to the anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2025 Annual Meeting no earlier than 5:00 p.m. Eastern Time on April 17, 2025 and no later than the 5:00 p.m. Eastern Time on May 19, 2025, if the 2025 Annual Meeting is not more than 30 days in advance of or not later than 60 days after August 15, 2025. The notice must contain the information required by our Bylaws. On the other hand, in the event that the date of the 2025 Annual Meeting is at any other time, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2025 Annual Meeting and not later than the close of business on the later of: (1) the 90th day prior to the 2025 Annual Meeting; (2) the close of business on the tenth day following the first day we disclose the 2025 Annual Meeting date in a press release via a national news dissemination service or in a document filed with SEC pursuant to Section 13, 14, or 15(d) of the Exchange Act. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

HOUSEHOLDING

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting VStock Transfer LLC. The transfer agent and registrar’s address is 18 Lafayette Place, Woodmere, NY 11598 and its telephone number is 1-212-828-8436.

2023 ANNUAL REPORT

Our 2023 Annual Report is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. You can also access our 2023 Annual Report at https://ir.trio-petroleum.com/sec-filings/.

Our 2023 Annual Report has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our 2023 Annual Report, including the financial statements and financial statement schedules, but excluding exhibits. All requests should be directed to the Secretary, Trio Petroleum Corp., 5104 Business Park South, Suite 115, Bakersfield, CA 93309.

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ANNEX A

FORM OF CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF TRIO PETROLEUM CORP.

A DELAWARE CORPORATION PURSUANT TO SECTION 242 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

Trio Petroleum Corp., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

First: That the name of this Corporation is Trio Petroleum Corp.

Second: That the certificate of incorporation of the Corporation was originally filed with the Delaware Secretary of State on July 19, 2021 (the “Certificate of Incorporation”).

Third: That, upon the Effective Time (as hereinafter defined) of this Certificate of Amendment (the “Split Effective Time”) each share of the Common Stock issued and outstanding immediately prior to the date and time of the filing hereof with the Secretary of State of Delaware shall be automatically changed and reclassified into a smaller number of shares such that each             (             ) shares of issued Common Stock immediately prior to the Split Effective Time is reclassified into one share of Common Stock. Notwithstanding the immediately preceding sentence, there shall be no fractional shares issued and, in lieu thereof, a holder of Common Stock on the Split Effective Time who would otherwise be entitled to a fraction of a share as a result of the reclassification, following the Split Effective Time, shall receive a full share of Common Stock upon the surrender of such stockholders’ old stock certificate. No stockholders will receive cash in lieu of fractional shares.

“Fourth: That, the amendment to the Certificate of Incorporation of the Corporation herein was duly adopted by the Corporation’s Board of Directors at a Special Meeting of the Board of Directors held on

, 2024, and by the stockholders at a meeting of stockholders at which the necessary number of shares were voted in favor of the proposed amendment.

Fifth: That the amendment to the Certificate of Incorporation was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

Sixth: This Certificate of Amendment to the Certificate of Incorporation of the Corporation shall become effective upon the filing of this Certificate of Amendment (the “Effective Time”).

[Signature Page Follows]

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by its duly authorized officer on this day of , 2024.

TRIO PETROLEUM CORP.

By:
Name:	Michael L. Peterson
Title:	Chief Executive Officer

[Signature Page to Certificate of Amendment to Amended and Restated Certificate of Incorporation of Trio Petroleum Corp.]

ANNEX B

FORM OF
AMENDMENT NO. 1 TO
TRIO PETROLEUM CORP.
2022 EQUITY INCENTIVE PLAN

WHEREAS, Trio Petroleum Corp. (the “Company”) has adopted the 2022 Equity Incentive Plan, effective October 17, 2022, (the “2022 Plan”);

WHEREAS, the Company’s Board of Directors (the “Board”) has the authority pursuant to Section 23 of the 2022 Plan to amend the 2022 Plan, subject to the approval of the Company’s stockholders entitled to vote in accordance with applicable law, with respect to certain amendments;

WHEREAS, the Board desires to amend the 2022 Plan to (i) amend Section 5(a) of the 2022 Plan to (i) increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2022 Plan from 4,000,000 shares of Common Stock to 10,000,000 shares of Common Stock and (ii) amend Section 5(b) of the 2022 Plan to increase the maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options under the 2022 Plan from 4,000,000 shares of common stock to 10,000,000 shares of common stock; and

WHEREAS, on April 30, 2024, the Board approved this Amendment No. 1 to the 2022 Plan and recommended its approval to the stockholders;

NOW, THEREFORE, pursuant to the power of amendment set forth in the 2022 Plan and subject to the approval of the stockholders, the 2022 Plan is hereby amended as follows effective upon the approval by the Stockholders:

1. Section 5(a) of the 2021 is amended by deleting it in its entirety and replacing with the following:

“(a) Subject to adjustment under Section 12 hereof, there is hereby reserved for issuance under the Plan 10,000,000 shares of Common Stock of the Company, which may be authorized but unissued or treasury shares.”

2. Section 5(a) of the 2022 is amended by deleting it in its entirety and replacing with the following:

“(b) If there is a lapse, expiration, termination or cancellation of any Stock Option granted under this Plan prior to the issuance of shares in connection with such option, or if shares are issued under the Plan in connection with an Award hereunder and thereafter such shares are reacquired by the Company, those shares may again be used for new Awards under the Plan. In addition, any shares exchanged or surrendered by a Participant as full or partial payment of the exercise price under any Stock Option exercised under this Plan, any shares retained by the Company pursuant to a Participant’s tax withholding election, and any shares covered by an Award which is settled in cash, shall be added back to the shares available for Awards under the Plan. The Board shall determine the appropriate methodology for calculating the number of Shares available for issuance pursuant to the Plan. Notwithstanding the above, the maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options during the term of the Plan shall not exceed 10,000,000 shares.”

3. Except as hereinabove amended and modified, the 2022 Plan shall remain in full force and effect.

4. A majority in voting interest of the stockholders present in person or by proxy and entitled to vote at the meeting of stockholders at which this Amendment No. 1 to the 2022 Equity Incentive Plan was considered, has duly approved this Amendment No. 1 to the 2022 Equity Incentive Plan.

B-1

IN WITNESS WHEREOF, this Amendment No. 1 to the 2022 Equity Incentive Plan is made effective this        day of                          2024.

TRIO PETROLEUM CORP.

By:
Name:	Michael L. Peterson
Title:	Chief Executive Officer

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TPET2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V53654-P15283 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TRIO PETROLEUM CORP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS NOS. TWO, THREE AND FOUR.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. To elect each of the two nominees listed below as Class I directors to hold office until the 2027 annual meeting of stockholders, or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal.

Nominees:

01) John Randall
02) Thomas J. Pernice

NOTE: In the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals, the Annual Meeting may be adjourned to a later date or dates to permit further solicitation and vote of proxies.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Form 10-K and Form 10-K/A are available at www.proxyvote.com.

V53655-P15283

TRIO PETROLEUM CORP.
Annual Meeting of Stockholders to be held on August 15, 2024 11:00 AM ET
This proxy is solicited on behalf of the Board of Directors

The undersigned stockholder(s) of TRIO PETROLEUM CORP. hereby appoints Michael L. Peterson, as proxy with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of TRIO PETROLEUM CORP. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/TPET2024 at 11:00 AM ET on August 15, 2024, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side